SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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FIDELITY® CANADA FUND, FIDELITY CHINA REGION FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY EUROPE FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND,
FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds), will be held at an office of Fidelity Investment Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on February 14, 2001, at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Pacific Basin Fund.

5. To approve an amended management contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each fund.

8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund.

11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each fund.

12. To change Fidelity Emerging Markets Fund's policies concerning diversification.

13. To change Fidelity Latin America Fund's policies concerning diversification.

14. To change Fidelity Southeast Asia Fund's policies concerning diversification.

15 To change Fidelity Canada Fund's policies concerning diversification.

16. To change Fidelity Canada Fund's policy concerning industry concentration.

17. To change Fidelity China Region Fund's policy concerning industry concentration.

18. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.

19. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.

20. To modify Fidelity Latin America Fund's fundamental investment objective.

21. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.

22. To amend each fund's fundamental investment limitation concerning underwriting.

The Board of Trustees has fixed the close of business on December 18, 2000 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

December 18, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY CANADA FUND, FIDELITY CHINA REGION FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY EUROPE FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND,
FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND

TO BE HELD ON FEBRUARY 14, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) and at any adjournments thereof (the Meeting), to be held on February 14, 2001 at 11:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Shareholders of the trust's other funds, Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, will also participate in the meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 13, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $30,000 (Fidelity Canada Fund), $30,000 (Fidelity China Region Fund), $30,000 (Fidelity Emerging Markets Fund), $30,000 (Fidelity Europe Capital Appreciation Fund), $30,000 (Fidelity Europe Fund), $30,000 (Fidelity Japan Fund), $30,000 (Fidelity Japan Smaller Companies Fund), $30,000 (Fidelity Latin America Fund), $30,000 (Fidelity Nordic Fund), $30,000 (Fidelity Pacific Basin Fund), and $30,000 (Fidelity Southeast Asia Fund). The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $20,000 (Fidelity Canada Fund), $20,000 (Fidelity China Region Fund), $20,000 (Fidelity Emerging Markets Fund), $20,000 (Fidelity Europe Capital Appreciation Fund), $20,000 (Fidelity Europe Fund), $20,000 (Fidelity Japan Fund), $20,000 (Fidelity Japan Smaller Companies Fund), $20,000 (Fidelity Latin America Fund), $20,000 (Fidelity Nordic Fund), $20,000 (Fidelity Pacific Basin Fund), and $20,000 (Fidelity Southeast Asia Fund). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), sub-advisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited (FIJ), located at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England are also sub-advisers to the funds.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund of the trust issued and outstanding as of October 31, 2000, are indicated in the following table:

Fund	# of Shares
Fidelity Aggressive International Fund	30,603,888
Fidelity Canada Fund	7,319,715
Fidelity China Region Fund	12,020,677
Fidelity Diversified International Fund	273,204,737
Fidelity Emerging Markets Fund	34,978,390
Fidelity Europe Capital Appreciation Fund	32,972,254
Fidelity Europe Fund	40,852,718
Fidelity Global Balanced Fund	5,482,541
Fidelity International Growth & Income Fund	46,892,607
Fidelity Japan Fund	30,541,165
Fidelity Japan Smaller Companies Fund	39,269,939
Fidelity Latin America Fund	21,440,817
Fidelity Nordic Fund	7,385,164
Fidelity Overseas Fund	120,911,960
Fidelity Pacific Basin Fund	25,433,300
Fidelity Southeast Asia Fund	24,785,547
Fidelity Worldwide Fund	51,627,131

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on October 31, 2000 was as follows:

Fidelity Canada Fund	General Motors Corporation	New York, NY	10.88%
Fidelity Canada Fund	Ford Motor Company	Dearborn, MI	7.84%
Fidelity Europe Fund	General Motors Corporation	New York, NY	7.32%
Fidelity International Growth & Income Fund	American Home Products Corporation	Madison, NJ	5.59%
Fidelity Japan Fund	Strategic Advisors, Inc./Crosby Advisors	Boston, MA	6.42%
Fidelity Japan Smaller Companies Fund	Strategic Advisors, Inc./Crosby Advisors	Boston, MA	16.40%
Fidelity Pacific Basin Fund	General Motors Corporation	New York, NY	12.99%
Fidelity Worldwide Fund	General Motors Corporation	New York, NY	6.00%

FMR has advised the trust that for Proposals 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, and 22 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Shareholders of record at the close of business on December 18, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended October 31, 2000 and the semiannual report for the fiscal period ended April 30, 2000 call 1-800-544-3198 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 2 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 3. Approval of Proposals 4 through 22 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

The following table summarizes the proposals applicable to each fund.

Proposal #	Proposal Description	Applicable Funds	Page
1.	To authorize the Trustees to adopt an amended and restated Declaration of Trust.	All	4
2.	To elect as Trustees the fourteen nominees presented in proposal 2.	All	6
3.	To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the fund.	All	13
4.	To approve an amended management contract for Fidelity Pacific Basin Fund that would change the performance adjustment benchmark, reduce the management fee rate payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	Fidelity Pacific Basin Fund	13
5.	To approve an amended management contract that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.	20
6.	To approve an amended sub-advisory agreement with FMR U.K. to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	All	25
7.	To approve an amended sub-advisory agreement with FMR Far East to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	All	26
8.	To approve an amended sub-advisory agreement with FIIA to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	All	28
9.	To approve an amended sub-advisory agreement between FIIA and FIIA(U.K.)L to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	All	29
10.	To approve an amended sub-advisory agreement between FIIA and FIJ to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.	Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund	30
11.	To approve a Distribution and Service Plan pursuant to Rule 12b-1.	All	31
12.	To change Fidelity Emerging Markets Fund's policies concerning diversification.	Fidelity Emerging Markets Fund	32
13.	To change Fidelity Latin America Fund's policies concerning diversification.	Fidelity Latin America Fund	33
14.	To change Fidelity Southeast Asia Fund's policies concerning diversification.	Fidelity Southeast Asia Fund	34
15.	To change Fidelity Canada Fund's policies concerning diversification.	Fidelity Canada Fund	35
16.	To change Fidelity Canada Fund's policy concerning industry concentration.	Fidelity Canada Fund	36
17.	To change Fidelity China Region Fund's policy concering industry concentration.	Fidelity China Region Fund	37
18.	To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.	Fidelity Canada Fund	38
19.	To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.	Fidelity Europe Fund	38
20.	To modify Fidelity Latin America Fund's fundamental investment objective.	Fidelity Latin America Fund	39
21.	To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.	Fidelity Pacific Basin Fund Fund	39
22.	To amend each fund's fundamental investment limitation concerning underwriting.	All	40

1. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Declaration of Trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a standard form that will be used for all new Fidelity funds organized as Massachusetts business trusts going forward.

The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Adoption of the New Declaration of Trust will not result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectus.

Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, November 18, 1999, and September 14, 2000, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 14, 2000, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit 1 to this Proxy Statement.

Significant Changes Effected by the New Declaration of Trust.

Number of Trustees. The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity funds. Under the Current Declaration of Trust and the New Declaration of Trust the number of Trustees cannot be changed without shareholder approval.

Reorganization or Termination of the Trust or Its Series or Classes. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

The New Declaration of Trust does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

Future Amendments of the Declaration of Trust. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

References to Classes. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

Derivative Suit. The New Declaration of Trust provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment adviser or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment adviser and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. A specific provision in the New Declaration of Trust will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Investment in Other Investment Companies. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of a fund's assets in one or more open-end investment companies (Fund-of-Funds Structure). The Current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or to achieve other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of a fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Fund-of-Funds Structure is appropriate at this time, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Fund-of-Funds Structure is permitted under the fund's investment policies and if they determine that a Fund-of-Funds Structure is in the best interests of a fund and its shareholders.

Other Changes Effected by the New Declaration of Trust.

In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for each of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" for Fidelity Pacific Basin Fund on page 18 and for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund on page 24.

2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

3. The New Declaration of Trust explicitly allows the Trustees to effect Fund-of-Funds Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

4 The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees may employ as fund custodians, in addition to banks and trust companies, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

9. The New Declaration of Trust permits the rights and preferences of a series or class to be set forth in the registration statement for such series or class or in any other document in addition to in a resolution of the Board of Trustees.

10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from twelve to fourteen members and have fixed the number of Trustees at fourteen. Pursuant to the provisions of the Declaration of Trust of Fidelity Investment Trust, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 1). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the fourteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for Abigail P. Johnson and William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Exceptfor Ms. Johnson and Mr. Stavropoulos, all nominees named below are currently Trustees of Fidelity Investment Trust and have served in that capacity continuously since originally elected or appointed. J. Michael Cook, Marie L. Knowles, and Ned C. Lautenbach were selected by the trust's Nominating and Administration Committee (see page 11) and were appointed to the Board in January 2001, January 2001, and January 2000, respectively. Ms. Johnson and Mr. Stavropoulos are currently Members of the Advisory Board of the Trust. Ms. Johnson and Mr. Stavropoulos were selected by the Trust's Nominating and Administration Committee and were appointed as Members of the Advisory Board on April 1, 1999 and November 1, 2000, respectively. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Mr. Cook, Robert M. Gates, Ms. Johnson, Ms. Knowles, Mr. Lautenbach, William O. McCoy, Robert C. Pozen,and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Messrs. Gates, McCoy, and Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Cook, Ms. Knowles, and Mr. Lautenbach are currentlyTrustees of 53 registered investment companies advised by FMR. Ms. Johnson and Mr. Stavropoulos are not currently Trustees of any registered investment companies advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those fourteen nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation**	Year of Election or Appointment
J. Michael Cook (58)

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox (68)

President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis (69)	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates (57)

Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

		1997
*Abigail P. Johnson (39)	Member of the Advisory Board of Fidelity Investment Trust, Vice President of certain Equity Funds (1997), and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.	--
*Edward C. Johnson 3d (70)

President of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail P. Johnson is Mr. Johnson's daughter.

		1984
Donald J. Kirk (68)

Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

		1987
Marie L. Knowles (54)

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach (57)

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch (58)

Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

		1990
William O. McCoy (67)

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
Marvin L. Mann (67)	Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna Corporation (electronics, 1999).	1993
*Robert C. Pozen (54)

Senior Vice President of Fidelity Canada Fund (1997), Fidelity China Region Fund (1997), Fidelity Emerging Markets Fund (1997), Fidelity Europe Capital Appreciation Fund (1997), Fidelity Europe Fund (1997), Fidelity Japan Fund (1997), Fidelity Japan Smaller Companies Fund (1997), Fidelity Latin America Fund (1997), Fidelity Nordic Fund (1997), Fidelity Pacific Basin Fund (1997), and Fidelity Southeast Asia Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

		1997
William S. Stavropoulos (61)

Member of the Advisory Board of Fidelity Investment Trust (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		--

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of October 31, 2000 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended October 31, 2000. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 2000, the committee held eight meetings.

The trust's Nominating and Administration Committee is currently composed ofGerald C. McDonough (Chairman) (scheduled to retire at the end of 2000), Messrs. Cox, Gates, Mann, and Thomas R. Williams (scheduled to retire at the end of 2000).The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended October 31, 2000, the committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d **	Abigail P. Johnson**,#	J. Michael Cook*****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones****	Donald J. Kirk	Marie L. Knowles ******
Canada FundB	$ 0	$ 0	$ 19	$ 23	$ 23	$ 23	$ 2	$ 23	$ 12
China Region FundB	$ 0	$ 0	$ 46	$ 65	$ 66	$ 65	$ 7	$ 65	$ 22
Emerging Markets FundB	$ 0	$ 0	$ 94	$ 137	$ 139	$ 137	$ 18	$ 137	$ 39
Europe Capital Appreciation FundB	$ 0	$ 0	$ 154	$ 209	$ 211	$ 209	$ 22	$ 208	$ 76
Europe FundB	$ 0	$ 0	$ 297	$ 425	$ 430	$ 425	$ 58	$ 425	$ 149
Japan FundB	$ 0	$ 0	$ 168	$ 261	$ 265	$ 261	$ 39	$ 261	$ 72
Japan Smaller Companies FundB	$ 0	$ 0	$ 207	$ 382	$ 389	$ 382	$ 81	$ 383	$ 74
Latin America FundB	$ 0	$ 0	$ 70	$ 103	$ 104	$ 103	$ 14	$ 102	$ 32
Nordic FundB	$ 0	$ 0	$ 46	$ 58	$ 59	$ 58	$ 5	$ 58	$ 23
Pacific Basin FundB	$ 0	$ 0	$ 143	$ 216	$ 219	$ 217	$ 29	$ 216	$ 61
Southeast Asia FundB	$ 0	$ 0	$ 86	$ 126	$ 127	$ 126	$ 16	$ 125	$ 38
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 0	$ 0	$ 0	$ 217,500	$ 211,500	$ 217,500	$ 217,500	$ 217,500	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach ***	Peter S. Lynch**	William O. McCoy	Gerald C. McDonough ##	Marvin L. Mann	Robert C. Pozen**	William S. Stavropoulos *******	Thomas R. Williams##
Canada FundB	$ 23	$ 0	$ 23	$ 29	$ 23	$ 0	$ 0	$ 22
China Region FundB	$ 65	$ 0	$ 65	$ 81	$ 66	$ 0	$ 0	$ 64
Emerging Markets FundB	$ 136	$ 0	$ 136	$ 170	$ 138	$ 0	$ 0	$ 135
Europe Capital Appreciation FundB	$ 207	$ 0	$ 207	$ 259	$ 210	$ 0	$ 0	$ 205
Europe FundB	$ 422	$ 0	$ 420	$ 527	$ 427	$ 0	$ 0	$ 417
Japan FundB	$ 259	$ 0	$ 258	$ 324	$ 263	$ 0	$ 0	$ 258
Japan Smaller Companies FundB	$ 379	$ 0	$ 376	$ 475	$ 386	$ 0	$ 0	$ 379
Latin America FundB	$ 102	$ 0	$ 101	$ 127	$ 103	$ 0	$ 0	$ 101
Nordic FundB	$ 58	$ 0	$ 58	$ 72	$ 59	$ 0	$ 0	$ 57
Pacific Basin FundB	$ 215	$ 0	$ 214	$ 269	$ 218	$ 0	$ 0	$ 213
Southeast Asia FundB	$ 125	$ 0	$ 124	$ 156	$ 126	$ 0	$ 0	$ 124
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 54,000	$ 0	$ 214,500	$ 269,000	$ 217,500	$ 0	$ 0	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

****** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

*******Effective November 1,2000, Mr. Stavropoulos serves as a Member of the AdvisoryBoard.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the Advisory Board of certain trusts, including Fidelity Investment Trust.

## Gerald C. McDonough and Thomas R. Williams are scheduled to retire at the end of 2000.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

3. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP OR DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firms of PricewaterhouseCoopers LLP (Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund) and Deloitte & Touche LLP (Fidelity Europe Capital Appreciation Fund) have been selected as independent accountants for the funds to sign or certify any financial statements of the funds required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the non-interested Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. With respect to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund, PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants. With respect to Fidelity Europe Capital Appreciation Fund, Deloitte & Touche LLP has advised the fund that to the best of its knowledge and belief, as of the record date, no Deloitte & Touche LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the funds' accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP and Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT, INCLUDING A CHANGE IN PERFORMANCE ADJUSTMENT BENCHMARK, FOR FIDELITY PACIFIC BASIN FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 2. The Amended Contract modifies two aspects of the management fee that FMR receives from the fund for managing its investments and business affairs and one other provision of the fund's existing management contract with FMR (the Present Contract).

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee Rate for the fund's fiscal year ended October 31, 2000 (not including the fee amendments discussed below) was 0.7303%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Morgan Stanley Capital International Pacific Index (MSCI Pacific Index) (the Current Index), over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment Rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum rate of ±0.20% if the fund outperforms or underperforms the Current Index by ten percentage points or more over the performance period. Performance of the fund and the Current Index are rounded to the nearest 0.01% for purposes of the calculation. Under the Present Contract, FMR received a positive Performance Adjustment for the fund's fiscal year ended October 31, 2000, which equaled 0.1005% of the fund's average net assets for the year.

Proposed Management Contract Amendments. The Amended Contract would (1) reduce the Group Fee Rate further if FMR's assets under management remain over $587 billion, (2) prospectively change the index used to calculate the fund's Performance Adjustment from the Current Index to the Morgan Stanley Capital International All-Country Pacific Free Index (MSCI AC Pacific Free) (the Proposed Index), and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act (the existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments). See "Modification of Management Contract Amendment Provisions" on page 18 for more details.

The proposed change in the Performance Adjustment index will not directly affect the fund's investment policies which permit FMR to use a variety of strategies in managing the fund. However, it will change the benchmark used to determine a portion of FMR's management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a narrower benchmark designed to represent the performance of the five developed stock markets in the Pacific Region (Australia, Hong Kong, Japan, New Zealand, and Singapore) to a more broadly based benchmark that is currently comprised of the five developed stock markets of the Present Index plus seven emerging markets (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand) in the Pacific region. FMR's compensation would be based on whether the fund outperformed the more broadly based index rather than the narrower MSCI Pacific Index that does not include the above mentioned emerging markets.

The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Combined Effect of Proposed Fee Changes. The proposed Group Fee reductions and the proposed change in Performance Adjustment index, if in effect throughout fiscal 2000, would have lowered the management fee by 0.0030% of the fund's average net assets compared to the terms of the current contract. The future impact of the proposed fee changes will depend on many different factors and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee Rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. The proposed change to the Performance Adjustment index will either increase the management fee or reduce it, depending on the performance of the fund and the relative performance of the Proposed Index.

Impact of Proposed Group Fee Rate Reduction. At FMR's current level of assets under management (approximately $853 billion as of October 31, 2000), the proposed changes to the Group Fee Rate reduce FMR's management fee. FMR has already voluntarily implemented the proposed Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 2000, the management fee using the proposed Group Fee reductions (including the Performance Adjustment as calculated under the Present Contract) was 0.8278% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0030% compared to the rate of 0.8308% that FMR was entitled to receive under the Present Contract.

Impact of Proposed Change in Performance Adjustment. The impact of the proposed index change will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 2000 if the Proposed Index had been the fund's Performance Adjustment index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year. Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment index will actually occur on a gradual basis over the 36-month period after shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page 17 for details.

During the fund's fiscal year ended October 31, 2000, the 36-month returns of the fund exceeded the Current Index by more than ten percentage points at each of the 12 performance calculation periods, resulting in maximum positive performance adjustments. On a fiscal year basis, the positive Performance Adjustments totaled 0.1005% of the fund's average net assets for the year. Substituting the historical returns of the Proposed Index provides similar results with maximum positive performance adjustments for all of the 12 performance calculation periods. On a fiscal year basis, the positive Performance Adjustments using the Proposed Index would have totaled 0.1005% of the fund's average net assets. Thus, for fiscal 2000, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have remained the same.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to a management contract dated October 1, 1997, which was approved by shareholders on September 17, 1997. (For Information on FMR, see the section entitled "Activities and Management of FMR," on page 41.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page 63. Except for the material modifications discussed in this proposal, the Amended Contract is substantially the same as the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page 42.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2001, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as described above.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" on page 42.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)		Amended Contract
Over 534.2500%		534	-	587.2500%
		587	-	646.2463%
		646	-	711.2426%
		711	-	782.2389%
		782	-	860.2352%
		860	-	946.2315%
		946	-	1,041.2278%
		1,041	-	1,145.2241%
		1,145	-	1,260.2204%
		Over		1,260.2167%

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150.3371%		.3371%
200.3284%		.3284%
250.3219%		.3219%
300.3163%		.3163%
350.3113%		.3113%
400.3067%		.3067%
450.3024%		.3024%
500.2982%		.2982%
550.2942%		.2942%
600.2905%		.2904%
650.2874%		.2870%
700.2847%		.2838%
750.2824%		.2809%
800.2804%		.2782%
850.2786%		.2756%
900.2770%		.2732%
950.2756%		.2710%
1,000.2743%		.2689%
1,050.2731%		.2669%
1,100.2721%		.2649%
1,150.2711%		.2631%
1,200.2702%		.2614%
1,250.2694%		.2597%
1,300.2687%		.2581%
1,350.2680%		.2566%
1,400.2673%		.2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Change in Performance Adjustment Index.

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment index prospectively to the Proposed Index, the MSCI AC Pacific Free Index. The MSCI AC Pacific Free Index is a market capitalization-weighted index which currently includes approximately 745 stocks traded in the five developed markets in the Pacific Region (Australia, Hong Kong, Japan, New Zealand, and Singapore) as well as the emerging markets of China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand. FMR believes that the Proposed Index is preferable to the Current Index because the Proposed Index includes the emerging market countries in which the fund may currently invest. The following table lists the constituent countries and their weightings in the MSCI AC Pacific Free Index as of October 31, 2000.

MSCI AC PACIFIC FREE INDEX WEIGHTINGS AS OF OCTOBER 31, 2000
Country	Index Weightings*	Fund Holdings as % of Equity
Japan	71.78%	65.32%
Australia	7.22%	9.44%
Hong Kong	7.58%	11.92%
Singapore	2.86%	4.42%
New Zealand	0.29%	0.14%
Taiwan	3.55%	2.07%
Korea	3.24%	3.36%
China	0.22%	0.00%
Malaysia	2.28%	0.77%
Thailand	0.47%	0.30%
Indonesia	0.28%	0.41%
Philippines	0.23%	0.00%
Non-Index Countries	--	1.85%

Total	100.00%	100.00%
No. of Countries	12	12
Weighting of Developed Countries	89.73%	91.24%
No. of Developed Countries	5	5

* Note: MSCI country weightings are as reported by MSCI, while fund weightings use FMR country codes. Fund and index weightings differ in part because MSCI and FMR use different methods of classifying issuers by country.

The Current Index (MSCI Pacific Index) is designed to represent the performance of developed stock markets in the Pacific region. However, the Current Index does not include emerging market countries in the Pacific Basin. The Proposed Index is broader in scope than the Current Index and is more representative of the fund's possible investment universe. The Proposed Index tracks the same markets as the Current Index as well as seven additional Pacific region emerging market countries. Thus the Proposed Index, with its inclusion of Pacific region emerging market countries, is a more preferable performance benchmark for the fund than the Current Index as it represents more closely the fund's investment universe.

The two benchmarks have performed differently in the past, as illustrated by the chart below.

Comparison of Current and Proposed Performance Adjustment Indexes
Calendar Year Total Returns

* 2000 returns are through October 31, 2000.

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following table compares the fund's management fee for the fiscal year ended October 31, 2000, under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions), to the management fee the fund would have incurred if the proposed Group Fee reduction and the proposed change in Performance Adjustment index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 2000 have been calculated using the rolling 36-month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	5,540,384	0.7303	5,517,243	0.7273	(23,141)	(0.0030)
Performance Adjustment	762,495	0.1005	762,495	0.1005	0	0
Total Management Fee	6,302,879	0.8308	6,279,738	0.8278	(23,141)	(0.0030)

The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2000 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the proposed Group Fee reductions and the proposed change in Performance Adjustment index had been in effect during the same period. As with the table above, the Performance Adjustment incorporated in the management fee expense listed for the Amended Contract has been calculated using the rolling 36-month historical performance of the Proposed Index during fiscal 2000.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses duringthe period.

COMPARATIVE EXPENSE TABLE

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.83%	0.83%
12b-1 Fee	None	None
Other Expenses	0.42%	0.42%
Total Fund Operating Expenses	1.25%	1.25%

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances are used to reduce transfer agent expenses. Including this reduction, the total operating expenses presented in the table would have been 1.22% under the Present Contract and 1.22% under the Amended Contract.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return, (2) redemption at the end of each time period, and (3) the effect of the fund's maximum 3% sales charge.

	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 424	$ 685	$ 966	$ 1,766
Amended Contract	$ 424	$ 685	$ 966	$ 1,766

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Modification of Management Contract Amendment Provisions. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would continue to require the approval of the fund's Board of Trustees.

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contract to shareholders, including the replacement of the Current Index with the Proposed Index, was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued, but determined that it would be appropriate to change the group fee structure as proposed herein. The Independent Trustees also considered factors bearing on the choice of the fund's Performance Adjustment index including the nature of securities included in such index and the nature of securities held and permitted to be held by the fund.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the management fee structure as is proposed to be modified is fair and reasonable, and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule, the adoption of the Proposed Index, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY CANADA FUND, FIDELITY CHINA REGION FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY EUROPE FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, AND FIDELITY SOUTHEAST ASIA FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). For Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. This Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Contract. For Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund, the Amended Contract modifies one aspect of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition the Amended Contract for each fund allows FMR and the trust, on behalf of the funds, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 24 for more details. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 41.)

Proposed Amendments to the Present Management Contracts. A copy of the Amended Contract, marked to indicate the proposed amendments, for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund is supplied as Exhibit 3 on page 68. A copy of the Amended Contract, marked to indicate the proposed amendments, for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund is supplied as Exhibit 4 on page 72. Except for the modifications discussed above, each Amended Contract is substantially identical to the respective fund's Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 42.) If approved by shareholders, each fund's Amended Contract will take effect on March 1, 2001 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If a fund's Amended Contract is not approved, its Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

Current Management Fee for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund. The management fee for each of Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $587 billion.

Current Management Fee for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund. The management fee for each of Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee Rate and a Performance Adjustment Rate. The Basic Fee Rate is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate.

The Performance Adjustment is a positive or negative dollar amount applied to the basic fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Toronto Stock Exchange 300 (Fidelity Canada Fund), the Morgan Stanley Capital International Europe Index (Fidelity Europe Capital Appreciation Fund and Fidelity Europe Fund), the Tokyo Stock Exchange Index (Fidelity Japan Fund), or the Morgan Stanley Capital International AC (All Country) Far East ex JapanIndex (Fidelity Southeast Asia Fund) (the Index) over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms its Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment Rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of ±0.20% if the fund outperforms or underperforms the Index by ten percentage points or more over the performance period. Performance of the fund and its Index are rounded to the nearest 0.01% for purposes of the calculation.

Modification to Group Fee Rate. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract for each fund would not change the group fee calculation for assets under management by FMR of $587 billion or less. Above $587 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contract, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1999.

The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds nine new fee breakpoints for assets under FMR's management above $587 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page 42.)

GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT		AMENDED CONTRACT
Average Group Assets ($ billions)	Present Contract*	Average Group Assets ($ billions)		Amended Contract
Over 534.2500%		534	-	587.2500%
		587	-	646.2463%
		646	-	711.2426%
		711	-	782.2389%
		782	-	860.2352%
		860	-	946.2315%
		946	-	1,041.2278%
		1,041	-	1,145.2241%
		1,145	-	1,260.2204%
		Over

				1,260.2167%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES
Group Net Assets ($ billions)	Present Contract*	Amended Contract
150.3371%		.3371%
200.3284%		.3284%
250.3219%		.3219%
300.3163%		.3163%
350.3113%		.3113%
400.3067%		.3067%
450.3024%		.3024%
500.2982%		.2982%
550.2942%		.2942%
600.2905%		.2904%
650.2874%		.2870%
700.2847%		.2838%
750.2824%		.2809%
800.2804%		.2782%
850.2786%		.2756%
900.2770%		.2732%
950.2756%		.2710%
1,000.2743%		.2689%
1,050.2731%		.2669%
1,100.2721%		.2649%
1,150.2711%		.2631%
1,200.2702%		.2614%
1,250.2694%		.2597%
1,300.2687%		.2581%
1,350.2680%		.2566%
1,400.2673%		.2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Average assets under FMR's management for October 31, 2000 were approximately $853 billion.

Comparison of Management Fees for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund. Each fund's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been 0.7255%, compared to 0.7285% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $587 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Fidelity China Region Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Total Management Fee	1,706,673*	1,699,464	(0.42)
	Fidelity Emerging Markets Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Total Management Fee	3,489,611*	3,474,978	(0.42)
	Fidelity Japan Smaller Companies Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Total Management Fee	9,219,119*	9,181,763	(0.41)
	Fidelity Latin America Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Total Management Fee	2,650,677*	2,639,528	(0.42)
	Fidelity Nordic Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Total Management Fee	1,565,339*	1,558,616	(0.43)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Comparison of Management Fees for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund. The following table compares each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Fidelity Canada Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Basic Fee	674,077*	671,144	(0.44)
Performance Adjustment	(127,562)	(127,562)	0.00
Total Management Fee	546,515	543,582	(0.54)

	Fidelity Europe Capital Appreciation Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Basic Fee	5,535,393*	5,511,849	(0.43)
Performance Adjustment	111,277	111,277	0.00
Total Management Fee	5,646,670	5,623,126	(0.42)
	Fidelity Europe Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Basic Fee	10,998,986*	10,952,530	(0.42)
Performance Adjustment	70,824	70,824	0.00
Total Management Fee	11,069,810	11,023,354	(0.42)

	Fidelity Japan Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Basic Fee	6,650,812*	6,623,169	(0.42)
Performance Adjustment	911,895	911,895	0.00
Total Management Fee	7,562,707	7,535,064	(0.37)
	Fidelity Southeast Asia Fund
	Present Contract	Amended Contract	Difference
	$	$	%
Basic Fee	3,215,160*	3,201,648	(0.42)
Performance Adjustment	677,854	677,854	0.00
Total Management Fee	3,893,014	3,879,502	(0.35)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1999.

Modification of Management Contract Amendment Provisions. The Amended Contracts allow FMR and the trust, on behalf of each fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contracts explicitly require the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Contracts' amendment provisions will allow FMR and the trust, on behalf of each fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contracts would give FMR and the trust the ability to amend each fund's Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase would still require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend each fund's Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contracts would continue to require the approval of the fund's Board of Trustees.

Matters Considered by the Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

The proposal to present the Amended Contracts to shareholders was approved by the Board of Trustees of the funds, including all of the Independent Trustees, on September 14, 2000. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from September to October 1999. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Independent Trustees. In connection with their meetings the Trustees received materials specifically relating to the Amended Contracts. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contracts include the following:

Benefits to Shareholders. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contracts without the delays and potential costs of a proxy solicitation.

Investment Compliance and Performance. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contracts and the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

Other Benefits to FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the management fee structure as it is proposed to be modified is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contracts' amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of the funds and recommends that shareholders of the funds vote FOR the Amended Contracts. With respect to each fund, if the Amended Contract is approved by shareholders, the Amended Contract will take effect on the first day of the first month following shareholder approval. If the Amended Contract is not approved by shareholders, the Current Contract will remain unchanged and in effect.

6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR U.K.'s fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, not the fund, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee (including any performance adjustment, if applicable) with respect to each fund's average net assets managed by FMR U.K. on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in each fund's present management contract. See "Modification of Management Contract Amendment Provisions" for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund on page 24 and for Fidelity Pacific Basin Fund on page 18.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 5 beginning on page 76. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 46.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 41.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FMR Far East's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, not the fund, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, not the fund, pays FMR Far East a fee equal to 50% of FMR's monthly management fee (including any performance adjustment, if applicable) with respect to each fund's average net assets managed by FMR Far East on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in each fund's present management contract. See "Modification of Management Contract Amendment Provisions" for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund on page 24 and for Fidelity Pacific Basin Fund on page 18.

Copies of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, are supplied as Exhibit 6 and Exhibit 7 beginning on pages 79 and 82, respectively. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 46.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 41.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

8. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIIA FOR EACH FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FIIA, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR pays all of FIIA's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). Under each fund's Present Agreement with FIIA, FMR, not the fund, pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the fund's average net assets for which the sub-adviser has provided FMR with investment advice and research services.

Furthermore, under each fund's Present Agreement, FMR may grant FIIA investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FIIA investment management authority under each fund's Present Agreement, FMR, not the fund, pays FIIA a fee equal to 57% of FMR's monthly management fee (including any performance adjustment, if applicable) with respect to each fund's average net assets managed by FIIA on a discretionary basis.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FIIA, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On September 14, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FIIA's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in each fund's present management contract. See "Modification of Management Contract Amendment Provisions" for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund on page 24 and for Fidelity Pacific Basin Fund on page 18.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 8 beginning on page 85. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 46.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FMR would continue to pay all of FIIA's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FIIA for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA, with its principal office in Pembroke, Bermuda, is a wholly-owned subsidiary of FIL established in 1983 to provide investment research to FIL with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. FIL is an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. For more information on FIIA, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ" on page 42.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA will remain unchanged and in effect.

9. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIIA AND FIIA(U.K.)L FOR EACH FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FIIA, FIIA(U.K.)L, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIIA(U.K.)L's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe. Under each fund's Present Agreement between FIIA and FIIA(U.K.)L, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FIIA may grant FIIA(U.K.)L investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIIA(U.K.)L investment management authority under each fund's Present Agreement, FIIA, not the fund, pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of each fund. For more details on each fund's present agreement, see the "Sub-Advisory Agreements" section beginning on page 46.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIIA(U.K.)L, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIIA(U.K.)L's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in each fund's present management contract. See "Modification of Management Contract Amendment Provisions" for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund on page 24 and for Fidelity Pacific Basin Fund on page 18.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 9 beginning on page 88. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 46.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIIA(U.K.)L's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIIA(U.K.)L for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIIA(U.K.)L, with its principal office in Kent, England, is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, provides investment research to FIIA with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIIA(U.K.)L may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIIA(U.K.)L, see the section entitled "Activities and Management of FIJ, FIIA, and FIIA(U.K.)L" on page 42.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIIA(U.K.)L will remain unchanged and in effect.

10. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT BETWEEN FIIA AND FIJ FOR FIDELITY CHINA REGION FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND.

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each fund approve a proposal to adopt an amended sub-advisory agreement among FIIA, FIJ, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FIIA pays all of FIJ's fees under each fund's Amended Agreement. Each fund's Amended Agreement would not affect the fees that the fund pays to FMR under its present management contract.

Present Agreements. Under each fund's Present Agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia. Under each fund's Present Agreement between FIIA and FIJ, FIIA, not the fund, pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

Furthermore, under each fund's Present Agreement, FIIA may grant FIJ investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FIIA grants FIJ investment management authority under each fund's Present Agreement, FIIA, not the fund, pays FIJ a fee equal to a percentage of each fund's monthly average net assets managed by FIJ on a discretionary basis. FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of each fund. For more details on each fund's present agreement, see the "Sub-Advisory Agreements" section beginning on page 46.

Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

Proposed Amendments to the Present Agreements. Each fund's Amended Agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FIIA, FIJ, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

On November 16, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FIIA's, FIJ's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

A corresponding modification is proposed to the amendment provisions in each fund's present management contract. See "Modification of Management Contract Amendment Provisions" for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Southeast Asia Fund on page 24 and for Fidelity Pacific Basin Fund on page 18.

A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 10 beginning on page 91. Except for the modifications discussed above, each fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 46.) If approved by shareholders, each fund's Amended Agreement will take effect on March 1, 2001 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

FIIA would continue to pay all of FIJ's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FIIA could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FIIA pays to FIJ for providing the services described above. If shareholders approve the Amended Agreement, FMR could not, however, in the future amend a fund's present management contract to increase the fund's management fee rate payable to FMR thereunder without shareholder approval.

FIJ, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FIL established in 1986 to provide investment research to FIL with respect to foreign securities, FIJ focuses on companies primarily based in Japan and the Far East. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

FIJ may also provide investment advisory services to FIIA with respect to other investment companies for which FIIA serves as investment adviser, and to other clients. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIA(U.K.)L, and FIJ," on page 42.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FIJ will remain unchanged and in effect.

11. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 FOR EACH FUND.

The Board of Trustees has approved, and recommends that shareholders of each fund approve a Distribution and Service Plan (the Plan) for the funds. A copy of the Plan is attached to this Proxy Statement as Exhibit 11.

The Plan. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the SEC under the 1940 Act. The Rule provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''

The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.

The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or FDC, a wholly-owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the funds' payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUNDS OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER THEIR MANAGEMENT CONTRACTS.

The funds may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of a majority of the outstanding shares of the funds. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the funds, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

Trustee Consideration. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the funds to FMR under the Management Contract are fair and reasonable, that the services provided thereunder are necessary and appropriate for the funds and their shareholders, and that the funds do not indirectly finance the distribution of their shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the funds and their shareholders.

The Trustees noted that each fund's Plan does not involve any direct payment by the funds to finance any activity primarily intended to result in the sale of shares issued by the funds, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of each fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the funds; and consequently the effects of the Plan on existing shareholders.

The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of each fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of each fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by each fund to FDC and/or thirdparties. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of each fund's shares may result. The Trustees believe that this flexibility has the potential to benefit each fund by reducing the possibility that each fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to each fund and its shareholders.

Conclusion. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

12. TO CHANGE FIDELITY EMERGING MARKETS FUND'S POLICIES CONCERNING DIVERSIFICATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. The Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

"In order to qualify as a ´regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world - should the MSCI Emerging Markets Free Index become increasingly concentrated in a few issuers. Because the fund's current policies do not allow over-5% positions to exceed 25% of fund assets (at time of purchase), the fund would not be able to significantly over-weight over-5% positions in the aggregate. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.

Conclusion. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when the fund's prospectus and/or Statement of Additional Information (SAI) are revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

13. TO CHANGE FIDELITY LATIN AMERICA FUND'S POLICIES CONCERNING DIVERSIFICATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. The Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

"In order to qualify as a ´regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local market. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International Emerging Markets Free - Latin America (MSCI EMF - Latin America) Index - a market capitalization-weighted index of approximately 140 stocks traded in seven Latin American markets. The MSCI EMF - Latin America Index has become increasingly concentrated in a few issuers. As of October 31, 2000, the two largest positions in the MSCI EMF - Latin America Index each represented more than 5% of the index - Telefonos de Mexico, 14.3%, and Petrobras, 8.4%. In the aggregate, these two issuers represented 22.7% of the index on that date. Because the fund's current policies do not allow over-5% positions to exceed 25% of fund assets (at time of purchase), currently the fund could not significantly over-weight these issuers in the aggregate. In addition, the fund's industry concentration policy allows it to invest up to 35% of its total assets in any industry that accounts for more than 20% of the Latin American market as a whole as measured by an index determined by FMR to be an appropriate measure of the Latin American market. The fund's current diversification policies could prevent the fund from using the flexibility permitted by its industry concentration policy. As of October 31, 2000, telephone service companies accounted for approximately 23% of the Latin American market as represented by the MSCI EMF - Latin America Index and 26% of the fund's assets. As of October 31, 2000, Telefonos de Mexico was the largest telephone service company in the MSCI EMF - Latin America Index. Under its current diversification policies, if the fund had other over-5% positions in telephone service companies, the fund may not be able to match or over-weight its holdings in the telephone service companies relative to the index because investment in the telephone service companies would cause the fund's investment in over-5% issuers to exceed 25%. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. In addition, a fund may be exposed to greater risk to the extent the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.

Conclusion. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

14. TO CHANGE FIDELITY SOUTHEAST ASIA FUND'S POLICIES CONCERNING DIVERSIFICATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. The Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

"In order to qualify as a ´regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Morgan Stanley Capital International AC (All Country) Far Eastex Japan Index - a market capitalization-weighted index of over 395 stocks traded in eight Asian markets, excluding Japan. The MSCI AC (All Country) Far East ex Japan Index has become increasingly concentrated in a few issuers. As of October 31, 2000, the two largest positions in the MSCI AC (All Country) Far East ex Japan Index each represented more than 5% of the index - Hutchison Whampoa, 8.1%, and China Mobile (Hong Kong), 5.4%. In the aggregate, these two issuers represented 13.5% of the index on that date. Because the fund's current policies do not allow over-5% positions to exceed 25% of fund assets (at time of purchase), currently the fund could not significantly over-weight these issuers in the aggregate or establish significant additional over-5% positions. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.

Conclusion. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

15. TO CHANGE FIDELITY CANADA FUND'S POLICIES CONCERNING DIVERSIFICATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the elimination of the fund's fundamental policies concerning diversification. The fund is "diversified," as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any issuer and so that it does not hold more than 10% of any issuer's voting securities. These policies do not apply to U.S. Government securities. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The fund's current fundamental diversification limitations are as follows:

"The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

Because the above investment policies are fundamental, they cannot be changed or eliminated without shareholder approval. The Trustees recommend that shareholders vote to eliminate the above limitations, changing the fund from a diversified fund to a non-diversified fund. The principal difference is that a non-diversified fund may invest over 5% of assets in a greater number of issuers.

If shareholders approve this proposal, the Trustees intend to adopt the following non-fundamental limitation concerning diversification, which could be changed without shareholder approval:

"In order to qualify as a ´regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M."

Under Subchapter M, with respect to 50% of its total assets, the fund generally may not purchase the securities of an issuer if, as a result, the fund would have invested more than 5% of its total assets in securities of any issuer or would hold more than 10% of any issuer's voting securities. As to the remaining 50% of total assets, the fund may not invest more than 25% of its total assets in the securities of any issuer. These policies do not apply to cash, cash items, U.S. Government securities, and securities of other investment companies. These requirements are generally applied at the end of each quarter of the fund's taxable year.

The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This flexibility will allow the fund, where appropriate, to match or overweight positions relative to its benchmark index, the Toronto Stock Exchange (TSE) 300 - a market capitalization-weighted index of300 stocks traded in the Canadian market. The TSE 300 has become increasingly concentrated in a few issuers. As of October 31, 2000, Nortel Networks represented 23% of the TSE 300. Because the fund's current policies do not allow over-5% positions to exceed 25% of fund assets (at time of purchase), currently the fund could not over-weight this issuer or match the benchmark weight of this issuer and establish an additional 5% position. The proposal will allow the fund's over-5% positions to exceed 25% of fund assets. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance; however, if FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds. Investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies the risks involved.

The proposal would also allow the fund to hold a greater number of over 10% positions in the voting securities of an issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.

Conclusion. The Trustees believe that eliminating the fund's fundamental policies concerning diversification and adopting a non-fundamental limitation concerning diversification will benefit the fund by providing more investment flexibility. The Trustees recommend that the shareholders vote FOR the proposal. If approved by shareholders, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved, the current fundamental policies concerning diversification will not change.

16. TO CHANGE FIDELITY CANADA FUND'S POLICY CONCERNING INDUSTRY CONCENTRATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental policy concerning industry concentration to permit the fund to invest, under certain circumstances, up to 35% of its total assets in the securities of companies whose principal business activities are in the same industry. The fund's current fundamental policy concerning concentration provides that:

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

If the proposal is approved, the fund would adopt the following fundamental policy concerning concentration (additional language is underlined):

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Canadian market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Canadian market."

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest more than 25% of its total assets in an industry provided it specifies the conditions under which it intends to do so.

The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Canadian market as represented by an index determined by FMR to be an appropriate measure of the Canadian market. FMR recommended this change to the Board of Trustees in recognition of the fact that the Canadian market tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Canadian benchmarks, or to overweight specific industries relative to the benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions.

As of October 31, 2000, one industry represented over 20% of the Canadian market. Telephone equipment companies accounted for approximately 23.7% of the market as represented by the TSE 300. In addition, Commercial Banks, NEC accounted for approximately 13.1% of the market as represented by the TSE 300 on that date. If that percentage increased to more than 20% in the future, the fund would be permitted to invest up to 35% of assets in the Commercial Banks, NEC industry.

The TSE 300 is a market capitalization-weighted index of300 stocks traded in the Canadian market. FMR believes this index is an appropriate measure of the fund's local market, based on index characteristics including the percentage of the total market capitalization covered, economic sector and industry representation, and the types and liquidity of securities that make up the index. FMR could use different indexes or additional indexes to represent the local market in the future, if those indexes were determined to be appropriate based on these factors. For any index that is selected, FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

Providing the fund with the ability to invest up to 35% of its total assets in one or more industries would allow the fund to respond to changing market conditions by overweighting or underweighting each industry relative to the local market benchmarks. The amended policy may expose the fund to greater risk, however, to the extent that the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the proposed policy will become effective when the fund's prospectus and/or SAI are revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current policy will remain in effect.

17. TO CHANGE FIDELITY CHINA REGION FUND'S POLICY CONCERNING INDUSTRY CONCENTRATION.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would modify the fund's fundamental policy concerning industry concentration to include Taiwan as well as Hong Kong and China. The fund's current fundamental policy concerning concentration provides that:

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Hong Kong and Chinese market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Hong Kong and Chinese market."

If the proposal is approved, the fund would adopt the following fundamental policy concerning concentration (additional language is underlined):

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Hong Kong, Taiwanese, and Chinese market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Hong Kong, Taiwanese, and Chinese market."

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest more than 25% of its total assets in an industry provided it specifies the conditions under which it intends to do so.

The proposed policy makes one change from the current policy. It would include Taiwan as well as Hong Kong and China in the industry concentration policy. The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Hong Kong, Taiwanese, and Chinese market as represented by an index determined by FMR to be an appropriate measure of the market. Under the fund's current fundamental industry concentration policy, the fund may invest up to 35% of total assets in the Hong Kong and Chinese market. On September 1, 2000, the fund changed its name to "Fidelity China Region Fund" and changed its investment policies to include Taiwan as one of the primary markets for investment. Accordingly, FMR seeks to amend the fund's fundamental industry concentration policy to include Taiwan. FMR recommended this change to the Board of Trustees in recognition of the fact that the Hong Kong, Taiwanese, and Chinese market, like the Hong Kong and Chinese market, tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Hong Kong, Taiwanese, and Chinese benchmarks, or to overweight specific industries relative to the local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in the Hong Kong, Taiwanese, and Chinese market relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions and would align the fund's concentration policy with its name test policy by including Taiwan.

As of October 31, 2000, one industry represented over 20% of the Hong Kong, Taiwanese, and Chinese market. Commercial Banks, NEC accounted for approximately 27.3% of the Hong Kong, Taiwanese, and Chinese market as represented by the Morgan Stanley Capital International (MSCI) Golden Dragon Plus Index. In addition, TV and radio equipment accounted for approximately 11.0% of the Hong Kong, Taiwanese, and Chinese market as represented by the MSCI Golden Dragon Plus Index on that date. If that percentage increased to more than 20% in the future, the fund would be permitted to invest up to 35% of assets in the TV and radio equipment industry.

As of October 31, 2000, one industry represented over 20% of the Hong Kong, Taiwanese, and Chinese market. Commercial Banks, NEC accounted for approximately 26.4% of the Hong Kong and Chinese market as represented by the Hang Seng, a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong and Chinese market. In addition, cellular and communications services accounted for approximately 10.9% of the Hong Kong and Chinese market as represented by the Hang Seng on that date.

The MSCI Golden Dragon Plus Index is designed to represent the performance of the equity markets of China, Taiwan, and Hong Kong, with HSBC Holdings PLC included in Hong Kong at its market capitalization weight. FMR believes this index is an appropriate measure of the fund's local market, based on index characteristics including the percentage of the total market capitalization covered, economic sector and industry representation, and the types and liquidity of securities that make up the index. FMR could use different indexes or additional indexes to represent the local market in the future, if those indexes were determined to be appropriate based on these factors. For any index that is selected, FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

Providing the fund with the ability to invest up to 35% of its total assets in one or more industries in the Hong Kong, Taiwanese, and Chinese market would allow the fund to respond to changing market conditions by overweighting or underweighting each industry relative to the local market benchmarks. The amended policy may expose the fund to greater risk, however, to the extent that the particular industry or industries in which it invests in the Hong Kong, Taiwanese, and Chinese market is sensitive to adverse changes in economic or political conditions.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the proposed policy will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current policy will remain in effect.

18. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY AND MODIFY A RELATED NON-FUNDAMENTAL POLICY OF FIDELITY CANADA FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate a fundamental investment policy of the fund and modify a related non-fundamental policy. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval.

The fund's current fundamental investment objective and a fundamental investment policy currently read as follows:

"Canada Fund seeks growth of capital over the long term through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

"Canada Fund seeks growth of capital over the long term[ through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets]."

If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to modify a related non-fundamental policy as follows (additional language is underlined; deleted language is [bracketed]):

"FMR normally invests at least 65% of the fund's total assets in securities of Canadian issuers[ that have their principal activities in Canada or are registered in Canadian markets]."

Discussion of Proposed Modifications. Eliminating the fundamental investment policy and modifying the related non-fundamental policy described above will allow the fund to communicate more clearly its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will rely on its modified non-fundamental policy of normally investing at least 65% of its total assets in securities of Canadian issuers and will continue to rely on its existing non-fundamental policy of normally investing primarily in common stocks. FMR determines the location of an issuer by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings.

As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any changes to the fund's related non-fundamental policy, while not requiring shareholder approval, would require approval of the Board.

Eliminating the current fundamental investment policy and modifying the related non-fundamental policy described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees believes that eliminating the fundamental investment policy and modifying the related non-fundamental policy as described above will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy and related non-fundamental policy will remain unchanged.

19. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY AND MODIFY A RELATED NON-FUNDAMENTAL POLICY OF FIDELITY EUROPE FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate a fundamental investment policy of the fund and modify a related non-fundamental policy. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval.

The fund's current fundamental investment objective and a fundamental investment policy currently read as follows:

"Europe Fund seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (additional language is underlined; deleted language is [bracketed]):

"Europe Fund seeks growth of capital over the long[-] term[ through investments in securities of issuers that have their principal activities in Europe]."

If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to modify a related non-fundamental policy as follows (additional language is underlined; deleted language is [bracketed]):

"FMR normally invests at least 65% of the fund's total assets in securities of European issuers[ that have their principal activities in Europe]."

Discussion of Proposed Modifications. Eliminating the fundamental investment policy and modifying the related non-fundamental policy described above will allow the fund to communicate more clearly its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will rely on its modified non-fundamental policy of normally investing at least 65% of its total assets in securities of European issuers and will continue to rely on its existing non-fundamental policy of normally investing primarily in common stocks. FMR determines the location of an issuer by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings.

As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any changes to the fund's related non-fundamental policy, while not requiring shareholder approval, would require approval of the Board.

Eliminating the current fundamental investment policy and modifying the related non-fundamental policy described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees believes that eliminating the fundamental investment policy and modifying the related non-fundamental policy as described above will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy and related non-fundamental policy will remain unchanged.

20. TO MODIFY FIDELITY LATIN AMERICA FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, the modification of the fund's fundamental investment objective.

The proposal is intended to allow the fund to more clearly communicate its investment objective by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The fund's fundamental investment objective currently reads as follows:

"Latin America Fund seeks high total investment return."

If the proposal is approved, the fund's fundamental investment objective would read as follows:

"Latin America Fund seeks long-term growth of capital."

Because the foregoing investment objective is fundamental, it cannot be changed without shareholder approval.

Discussion of Proposed Modifications. Modifying the foregoing fundamental investment objective will allow the fund to more clearly communicate its investment objective to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

The modified investment objective will more clearly reflect the fund's policy of investing predominantly in equity securities. Consistent with other Fidelity international equity funds, this modification will not preclude the fund's investment in debt securities. The fundamental investment objective and policies of the fund can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

The proposed modification to the fund's investment objective is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that modifying the fundamental investment objective as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the modification will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective will not change.

21. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY AND MODIFY A RELATED NON-FUNDAMENTAL POLICY OF FIDELITY PACIFIC BASIN FUND.

The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate a fundamental investment policy of the fund and modify a related non-fundamental policy. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval.

The fund's current fundamental investment objective and a fundamental investment policy currently read as follows:

"Pacific Basin Fund seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (additional language is underlined; deleted language is [bracketed]):

"Pacific Basin Fund seeks growth of capital over the long[-] term[ through investments in securities of issuers that have their principal activities in the Pacific Basin]."

If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to modify a related non-fundamental policy as follows (additional language is underlined; deleted language is [bracketed]):

"FMR normally invests at least 65% of the fund's total assets in securities of Pacific Basin issuers[ that have their principal activities in the Pacific Basin]."

Discussion of Proposed Modifications. Eliminating the fundamental investment policy and modifying the related non-fundamental policy described above will allow the fund to communicate more clearly its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will rely on its modified non-fundamental policy of normally investing at least 65% of its total assets in securities of Pacific Basin issuers and will continue to rely on its existing non-fundamental policy of normally investing primarily in common stocks. FMR determines the location of an issuer by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings.

As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any changes to the fund's related non-fundamental policy, while not requiring shareholder approval, would require approval of the Board.

Eliminating the current fundamental investment policy and modifying the related non-fundamental policy described above is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees believes that eliminating the fundamental investment policy and modifying the related non-fundamental policy as described above will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policy and related non-fundamental policy will remain unchanged.

22. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Fidelity Canada Fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities)."

Fidelity China Region Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Japan Smaller Companies Fund's, Fidelity Nordic Fund's, and Fidelity Pacific Basin Fund's current fundamental investment limitations concerning underwriting state:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

Fidelity Emerging Markets Fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

Fidelity Europe Capital Appreciation Fund's, Fidelity Latin America Fund's, and Fidelity Southeast Asia Fund's current fundamental investment limitations concerning underwriting state:

"The fund may not underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following fundamental investment limitation governing underwriting:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the fund's prospectus and/or SAI are revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to each fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 12 beginning on page 95.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Robert A. Dwight, Maria F. Dwyer, Thomas J. Simpson, Eric D. Roiter, Richard A. Spillane Jr., Stephen Binder, Patricia Satterthwaite, William J. Kennedy, and Allen Liu are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of John H. Costello, Robert A. Dwight, Maria F. Dwyer, Allen Liu, and Thomas J. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period November 1, 1999 through October 31, 2000, the following transaction was entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. The Peter S. Lynch Revocable Trust sold 60,566 shares of preferred stock of FMR Corp. to FMR Corp. for a cash payment of approximately $9 million and a promissory note in the amount of approximately $44 million.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

 On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968.

 FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain fund for which FMR acts as investment advisor. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FMR Far East may receive from FIJ investment research and advice relating to Japanese and other Asian issuers. Funds with investment objectives similar to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 12 beginning on page 95.

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of the trust and other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); a Director of FMR and FMR Co., Inc. (FMRC). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, FMRC, and FIMM; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K)L, AND FIJ

On behalf of each fund, FMR has entered into a sub-advisory agreement with FIIA, a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. FIIA in turn has entered into sub-advisory agreements with its U.K. subsidiary, FIIA(U.K.)L, and its Japanese subsidiary, FIJ.

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provide investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and the Far East. Funds with investment objectives similar to each fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 12 beginning on page 95.

The Directors of FIIA are Simon Fraser, President, Anthony J. Bolton, Keith Ferguson, Richard Ford, Brett Goodin, Simon Haslam, Richard Horlick, K.C. Lee, Frank Mutch, Peter Phillips, and David J. Saul. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, President, Gareth Adams, Anthony J. Bolton, Pamela Edwards, Simon Haslam, Richard Horlick, Peter Lord, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

The Directors of FIJ are Billy Wilder, President, Simon Haslam, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

PRESENT MANAGEMENT CONTRACTS

Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposals 4 and 5.

In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 2000 amounted to the following:

Fund Name	Fees Paid to FSC
Fidelity Canada Fund	$ 322,843
Fidelity China Region Fund	$ 816,371
Fidelity Emerging Markets Fund	$ 1,989,689
Fidelity Europe Capital Appreciation Fund	$ 2,101,254
Fidelity Europe Fund	$ 4,318,139
Fidelity Japan Fund	$ 2,511,682
Fidelity Japan Smaller Companies Fund	$ 3,489,454
Fidelity Latin America Fund	$ 1,318,817
Fidelity Nordic Fund	$ 652,181
Fidelity Pacific Basin Fund	$ 2,390,464
Fidelity Southeast Asia Fund	$ 1,420,984

FSC also received fees for administering each fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 2000 for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund were $189, $0, $817, $4,463, $6,465, $6,060, $9,294, $2,019, $958, $1,482, and $718, respectively.

Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue paid to, and retained by, FDC for fiscal 2000 amounted to the following:

	Paid to FDC	Retained by FDC
Fidelity Canada Fund	$ 183,657	$ 183,657
Fidelity China Region Fund	$ 477,585	$ 477,585
Fidelity Emerging Markets Fund	$ 334,985	$ 334,985
Fidelity Europe Capital Appreciation Fund	$ 1,050,752	$ 1,050,752
Fidelity Europe Fund	$ 325,135	$ 324,575
Fidelity Japan Fund	$ 1,748,864	$ 1,748,363
Fidelity Japan Smaller Companies Fund	$ 3,582,851	$ 3,580,660
Fidelity Latin America Fund	$ 283,593	$ 283,593
Fidelity Nordic Fund	$ 516,774	$ 516,774
Fidelity Pacific Basin Fund	$ 985,156	$ 985,078
Fidelity Southeast Asia Fund	$ 462,651	$ 462,651

 FMR is each fund's manager pursuant to management contracts dated October 1, 1997, which were approved by shareholders on September 17, 1997. The management contracts were submitted to shareholders in connection with proposals to provide for lower fees when FMR's assets under management exceed certain levels. In addition, for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund, management contracts were submitted to shareholders in connection with proposals to modify the performance adjustment calculation to calculate the funds' investment performance and that of its comparative index to the nearest 0.01%.

For the services of FMR under the management contract, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Fidelity Canada Fund's performance to that of the TSE 300, a comparison of Fidelity Europe Capital Appreciation Fund's and Fidelity Europe Fund's performance to that of the Morgan Stanley Capital International Europe Index, a comparison of Fidelity Japan Fund's performance to that of the Tokyo Stock Exchange Index, a comparison of Fidelity Pacific Basin Fund's performance to that of the Morgan Stanley Capital International Pacific Index, and a comparison of Fidelity Southeast Asia Fund's performance to that of the Morgan Stanley Capital International AC (All Country) Far East ex JapanIndex.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $853 billion of group net assets - the approximate level for October 2000 - was 0.2755%, which is the weighted average of the respective fee rates for each level of group net assets up to $853 billion.

On August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted below, provide for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

Each fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for October 2000, Fidelity China Region Fund's, Fidelity Emerging Markets Fund's, Fidelity Japan Smaller Companies Fund's, Fidelity Latin America Fund's, and Fidelity Nordic Fund's annual management fee rate and Fidelity Canada Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Pacific Basin Fund's, and Fidelity Southeast Asia Fund's annual basic fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management/Basic Fee Rate
Fidelity Canada Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity China Region Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Emerging Markets Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Europe Capital Appreciation Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Europe Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Japan Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Japan Smaller Companies Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Latin America Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Nordic Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Pacific Basin Fund	0.2755%	+	0.45%	=	0.7255%
Fidelity Southeast Asia Fund	0.2755%	+	0.45%	=	0.7255%

One-twelfth of this annual management fee rate (for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund) or basic fee rate (for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund) is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the TSE 300 for Fidelity Canada Fund, the Morgan Stanley Capital International Europe Index for Fidelity Europe Capital Appreciation Fund and Fidelity Europe Fund, the Tokyo Stock Exchange Index for Fidelity Japan Fund, the Morgan Stanley Capital International Pacific Index for Fidelity Pacific Basin Fund, and the Morgan Stanley Capital International AC (All Country) Far East ex Japan Index for Fidelity Southeast Asia Fund (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of +/-10.00%) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of the annual performance adjustment rate is then applied to each fund's average net assets determined as of the close of business on each business day throughout the month and the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

Each fund's performance is calculated based on changes in net asset value per share (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of each Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

Because the adjustment to the basic fee is based on Fidelity Canada Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Pacific Basin Fund's, or Fidelity Southeast Asia Fund's performance compared to the investment record of each fund's respective Index, the controlling factor is not whether Fidelity Canada Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Pacific Basin Fund's, or Fidelity Southeast Asia Fund's performance is up or down per se, but whether it is up or down more or less than the record of the fund's respective Index. Moreover, the comparative investment performance of Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

During fiscal 2000, FMR received $1,699,464, $3,474,978, $9,181,763, $2,639,528, and $1,558,616 for its services as investment adviser to Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund, respectively. This fee was equivalent to 0.73%, 0.73%, 0.73%, 0.73%, and 0.72% of the average net assets of Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund, respectively.

During fiscal 2000, FMR received $543,582, $5,623,126, $11,023,354, $7,535,064, $6,279,738, and $3,879,502 for its services as investment adviser to Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund, respectively. These fees, which include both the basic fee and the performance adjustment, were equivalent to 0.59%, 0.74%, 0.73%, 0.83%, 0.83%, and 0.88% of the average net assets of Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund, respectively. For fiscal 2000, the downward performance adjustment amounted to $127,562 for Fidelity Canada Fund. For fiscal 2000, the upward performance adjustment amounted to $111,277, $70,824, $911,895, $762,495, and $677,854, for Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund, respectively.

FMR may, from time to time, voluntarily agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. These arrangements can be discontinued by FMR at any time.

SUB-ADVISORY AGREEMENTS

On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L on behalf of each fund and FIJ on behalf of Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

  Fidelity Canada Fund's sub-advisory agreements with FMR U.K. and FMR Far East were approved by shareholders on February 19, 1992. Fidelity Canada Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by shareholders on February 19, 1992.
  Fidelity China Region Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated September 14, 1995, were approved by FMR as sole shareholder of the fund on September 14, 1995. Fidelity China Region Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on September 14, 1995. Fidelity China Region Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.
  Fidelity Emerging Markets Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated April 1, 1992, were approved by shareholders on February 19, 1992. Fidelity Emerging Markets Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by shareholders on February 19, 1992. Fidelity Emerging Markets Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.
  Fidelity Europe Capital Appreciation Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated November 18, 1993, were approved by FMR as sole shareholder of the fund on November 18, 1993. Fidelity Europe Capital Appreciation Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on November 18, 1993.
  Fidelity Europe Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated April 1, 1992, were approved by shareholders on February 19, 1992. Fidelity Europe Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by shareholders on February 19, 1992.
  Fidelity Japan Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated July 16, 1992, were approved by FMR as sole shareholder of the fund on July 16, 1992. Fidelity Japan Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on July 16, 1992. Fidelity Japan Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.
  Fidelity Japan Smaller Companies Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated September 14, 1995, were approved by FMR as sole shareholder of the fund on September 14, 1995. Fidelity Japan Smaller Companies Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on September 14, 1995. Fidelity Japan Smaller Companies Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.
  Fidelity Latin America Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated March 18, 1993, were approved by FMR as sole shareholder of the fund on March 18, 1993. Fidelity Latin America Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on March 18, 1993.
  Fidelity Nordic Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated September 14, 1995, were approved by FMR as sole shareholder of the fund on September 14, 1995. Fidelity Nordic Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on September 14, 1995.
  Fidelity Pacific Basin Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated April 1, 1992, were approved by shareholders on February 19, 1992. Fidelity Pacific Basin Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by shareholders on February 19, 1992. Fidelity Pacific Basin Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.
  Fidelity Southeast Asia Fund's sub-advisory agreements with FMR U.K. and FMR Far East, dated March 18, 1993, were approved by FMR as sole shareholder of the fund on March 18, 1993. Fidelity Southeast Asia Fund's sub-advisory agreements between FIIA and FMR and between FIIA(U.K.)L and FIIA, dated August 1, 1999 and July 1, 2000, respectively, were approved by FMR as sole shareholder of the fund on March 18, 1993. Fidelity Southeast Asia Fund's sub-advisory agreement between FIJ and FIIA, dated July 1, 2000, was approved by the Trustees on June 15, 2000.

Currently, FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly-owned subsidiaries of FMR. FIJ and FIIA are wholly-owned subsidiaries of FIL, a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a wholly-owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly-owned subsidiary of FIL.

Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L and FIJ. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Amended Contract
from $0	-	$500 million	0.30%
$500 million	-	$1 billion	0.25%
over		$1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Amended Contract
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

 FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For providing investment advice and research services the fees paid to the sub-advisers for the fiscal year ended 2000 were as follows:

	FMR U.K.	FMR Far East	Fees Paid by FIIA to FIJ	Fees Paid by FMR Far East to FIJ
Fidelity Canada Fund	$ 86	$ 0	$ 0	$ 0
Fidelity China Region Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Europe Capital Appreciation Fund	$ 698,933	$ 53	$ 0	$ 27
Fidelity Europe Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Japan Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Japan Smaller Companies Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Latin America Fund	$ 3,612	$ 0	$ 0	$ 0
Fidelity Nordic Fund	$ 0	$ 0	$ 0	$ 0
Fidelity Pacific Basin Fund	$ 11	$ 1,036,646	$ 0	$ 415,509
Fidelity Southeast Asia Fund	$ 0	$ 0	$ 0	$ 0

 For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FIIA(U.K.)L, and FIJ on behalf of Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund for fiscal 2000 are shown in the table below.

Fiscal Year Ended October 31 2000	FIIA	Fees Paid to FIJ from FIIA	FIIA(U.K.)L	Fees paid to FIJ from FMR
Fidelity China Region Fund	$ 968,692	$ 0	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 4,870,827	$ 0	$ 1,217,707	$ 0
Fidelity Europe Fund	$ 216,682	$ 0	$ 72,227	$ 0
Fidelity Japan Fund	$ 1,205,942	$ 520,057	$ 0	$ 3,069,393
Fidelity Japan Smaller Companies Fund	$ 1,004,297	$ 502,124	$ 0	$ 4,229,308
Fidelity Nordic Fund	$ 710,729	$ 0	$ 177,682	$ 0
Fidelity Southeast Asia Fund	$ 2,215,849	$ 0	$ 0	$ 0

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

FMR may place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR placed agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp.

The brokerage commissions paid to NFSC, NFS and FBSJ by each fund for the fiscal year ended 2000 are listed in the following table:

	Brokerage Commissions Paid to NFS	Brokerage Commissions Paid to NFSC	Brokerage Commissions Paid to FBSJ	% of Aggregate Commissions Paid to NFS	% of Aggregate Commissions Paid to NFSC	% of Aggregate Commissions Paid to FBSJ
Fidelity Canada Fund	$ 282	$ 3,183	$ 0	0.11	1.23	0
Fidelity China Region Fund	$ 0	$ 0	$ 0	0	0	0
Fidelity Emerging Markets Fund	$ 0	$ 0	$ 0	0	0	0
Fidelity Europe Capital Appreciation Fund	$ 0	$ 2,335	$ 0	0	0.07	0
Fidelity Europe Fund	$ 0	$ 0	$ 0	0	0	0
Fidelity Japan Fund	$ 0	$ 0	$ 44,303	0	0	1.98
Fidelity Japan Smaller Companies Fund	$ 0	$ 0	$ 64,711	0	0	3.19
Fidelity Latin America Fund	$ 0	$ 0	$ 0	0	0	0
Fidelity Nordic Fund	$ 0	$ 0	$ 0	0	0	0
Fidelity Pacific Basin Fund	$ 0	$ 0	$ 45,498	0	0	1.32
Fidelity Southeast Asia Fund	$ 0	$ 0	$ 0	0	0	0

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

FORM OF
AMENDED AND RESTATED DECLARATION OF TRUST
[DATED FEBRUARY 16, 1995]

AMENDED AND RESTATED DECLARATION OF TRUST, made [February 16, 1995]_____________, 2000 by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; [and]

WHEREAS, this [T]trust was initially made on April 20, 1984 by Edward C. Johnson 3d, Caleb Loring, Jr., and Arthur S. Loring in order to establish a trust [fund ]for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust [fund ]hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1. This Trust shall be known as "Fidelity Investment Trust."[.]

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The [T]terms "Affiliated Person,"[,] "Assignment,"[,] "Commission,"[,] "Interested Person,"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder[amended from time to time];

(b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;

(c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;

(d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;

(e)[(c)]"Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X, Section 3;

(f)[(d)] "Shareholder" means a record owner of Shares of the Trust;

(g)[(f)] "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including[includes] fractions of [s]Shares as well as whole [s]Shares as consistent with the requirements of Federal and/or [other ]state securities laws; [and]

(h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III[.];

(i)[(b)] [The ]"Trust" refers to Fidelity Investment Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j)[(e)] [The ]"Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

(k)[(g)] [The ]"1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.[; and]

ARTICLE II
PURPOSE OF TRUST

The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. [and e]Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine[,]; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number[,]; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares[,]; (d) to abolish any one or more Series or Classes of Shares[,]; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

Section 2. The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish [that]such Series or Class and the establishment and designation thereof.

OWNERSHIP OF SHARES

Section 3. The ownership of Shares shall be recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, [or] securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that[which] are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes[,] and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents[,] and shall be held by the Trustees in [T]trust for the benefit of the holders of Shares of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust [which] that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

Section 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any S[s]hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]

INITIAL TRUSTEES; ELECTION

Section 2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Arthur S. Loring and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]special [M]meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, or removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]Trust, the [t]Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act[.] , as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

TEMPORARY ABSENCE OF TRUSTEES

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than fourteen (14)[twelve (12)], serving hereunder at any time shall be determined by the Trustees themselves.

Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or Series.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees, in all instances, shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, [T]the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that [which] they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

(b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ [a] one or more banks, [or] trust [company] companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

(e) To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a [p]Principal [u]Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

(g) To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, [agent,] custodian, [or] underwriter[.], or other agent or independent contractor.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

(j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees. [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]

(m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

(n) To allocate assets, liabilities, and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

(o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

(q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

(s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.

(u) To interpret the investment policies, practices or limitations of any Series.

(v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

[(t)](w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any [s]Series in [a single] one or more open-end investment [company] companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees. [;]

(x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

ACTION BY THE TRUSTEES

Section 3. Except as otherwise provided herein or in the 1940 Act, [T]the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, [or] telegram, or other electro-mechanical means sent to his home or business address at least twenty-four (24) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

CHAIRMAN OF THE TRUSTEES

Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]; interest expense, taxes, fees and commissions of every kind[,]; expenses of pricing Trust portfolio securities[,]; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]state laws and regulations[,]; charges of custodians, transfer agents, and registrars[,]; expenses of preparing and setting up in type [P]prospectuses and [S]statements of [A]additional [I]information[,]; expenses of printing and distributing prospectuses sent to existing Shareholders[,]; auditing and legal expenses[,]; reports to Shareholders[,]; expenses of meetings of Shareholders and proxy solicitations therefor[,]; insurance expense[,]; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to a [Majority Shareholder Vote,] applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, the Trustees may, in their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

Section 2. The Trustees may in their discretion from time to time enter into [(a)] an exclusive or non-exclusive contract(s) on behalf of Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any.[; and] [s]Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 3. The Trustees may, in their discretion and from time to time, enter into [a] one or more transfer agency and Shareholder service contract[(s)]s whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or [(including any amendments thereof or] other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote [(i)](a) for the election of Trustees as provided in Article IV, Section 2[,]; [(ii)](b) for the removal of Trustees as provided in Article IV, Section 3(d)[,] [(iii)]; (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,] ; [(iv)] (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7[,]; [(v)](f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]; and [(vi)](g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]state, as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except as provided in the following sentence and except [(i)](a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof[,] on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission [as the same may be amended from time to time], seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series [,] or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

DERIVATIVE ACTION

Section 4. A Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, [or] trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so [by] , the [Trustees, the] Net Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

[all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, [or] trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, [organized under the laws of the United States or one of the states thereof and] having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other [person] amount as [may] shall be [permitted] allowed by the Commission[,] or [otherwise in accordance with] by the 1940 Act [as from time to time amended.]

[CENTRAL CERTIFICATE SYSTEM]

CENTRAL DEPOSITORY SYSTEM

Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X
[DISTRIBUTIONS, AND REDEMPTIONS]
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

Section 1.

(a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

(b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

(c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3 [hereof a "stock dividend"].

REDEMPTIONS

Section 2. In case any holder of record of Shares of a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 3. The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of that Series[,]or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

REDEMPTION OF SHARES

Section 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION ]

INDEMNIFICATION OF COVERED PERSONS

Section 2

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither [i]Interested [p]Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]Paragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](i) such Covered Person shall have provided appropriate security for such undertaking[,] ; [(b)] (ii) the Trust is insured against losses arising out of any such advance payments; or [(c)](iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

INDEMNIFICATION OF SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP, ETC.

Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust [is created hereby]. No Trustee hereunder shall have any power to personally bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY]

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or [O]omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

[Section 4.

[(a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 4.

[(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

[(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

Section 4.1. Duration. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

Section 4.2. Termination of the Trust, a Series or a Class.

(a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:

(i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or

(ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent.

The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

(i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and

[(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

[Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

(iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and

[(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

(b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

FILING OF COPIES, REFERENCES, AND HEADINGS

Section 5. The original or a copy of this instrument and of each [d]Declaration of [t]Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]Declaration of [t]Trust shall be filed by the Trustees with the Secretary of [t]The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]Declarations of [t]Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]Declaration of [t]Trust. In this instrument or in any such supplemental [d]Declaration of [t]Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]Declaration of [t]Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The trust set forth in this instrument is made in [t]The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] Except as specifically provided herein, the Trustees [shall] may, without shareholder vote, amend or otherwise supplement this [instrument,] Declaration of Trust by making an amendment, a [d]Declaration of [t]Trust supplemental hereto[, which thereafter shall form apart hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity."[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the [initial] Trustees of the Trust, have executed this instrument as of the date set forth above. [this 16th day of February, 1995.]

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
FIDELITY PACIFIC BASIN FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

[AMENDMENT made]AGREEMENT AMENDED and RESTATED as of this [1st]__ day of [October, 1997]_____, 20__, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Pacific Basin Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [September 1, 1986, as amended on December 1, 1987, January 1, 1989 and March 1, 1992]October 1, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract[, as amended,] shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [October 1, 1997 or the first day of the month following approval]_________________.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International All-Country Pacific Free Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net] Group Assets	Annualized [Fee] Rate[ (for each level)]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
[Over - 534]	[.2500]
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum [P]performance [A]adjustment [R]rate is 0.20%.

[The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the]The performance period [will ]consists of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) For the 35 month period commencing on ____ __, 200_ (the Commencement Date) (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Index and the Morgan Stanley Capital International Pacific Index (the index used to calculate the Portfolio's Performance Adjustment prior to the Commencement Date (the Prior Index)), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Index.

[(e)](f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998]20__ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED TEXT WILL BE ADDED
[BRACKETED] TEXT WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
{FIDELITY CHINA REGION FUND/FIDELITY EMERGING MARKETS FUND/
FIDELITY JAPAN SMALLER COMPANIES FUND/
FIDELITY LATIN AMERICA FUND/FIDELITY NORDIC FUND}
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

{[AMENDMENT made]AGREEMENT AMENDED and RESTATED (Fidelity Emerging Markets Fund)}{AGREEMENT AMENDED and RESTATED (Fidelity China Region Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund)} as of this [1st]__ day of [October, 1997]_____ 20__, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [{November 1, 1995 (Fidelity China Region Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund); September 30, 1990, as amended on March 1, 1992 (Fidelity Emerging Markets Fund); March 18, 1993 (Fidelity Latin America Fund)}]October 1, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract {[,as amended, ] (Fidelity Emerging Markets Fund)}shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [October 1, 1997 or the first day of the month following approval] ________________.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

(a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net]Group Assets	Annualized [Fee ] Rate [(for each level)]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
[Over - 534]	[.2500]
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

(b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998]20__ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
{FIDELITY CANADA FUND/FIDELITY EUROPE CAPITAL APPRECIATION FUND/
FIDELITY EUROPE FUND/FIDELITY JAPAN FUND/
FIDELITY SOUTHEAST ASIA FUND}
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

[AMENDMENT made]AGREEMENT AMENDED and RESTATED as of this [1st]__ day of [October, 1997]_____, 20__, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [{December 1, 1987, as amended on January 1, 1989 and March 1, 1992 (Fidelity Canada Fund); November 18, 1983 (Fidelity Europe Capital Appreciation Fund); September 1, 1986, as amended on December 1, 1987, January 1, 1989, and March 1, 1992 (Fidelity Europe Fund); July 16, 1992 (Fidelity Japan Fund); March 18, 1993 (Fidelity Southeast Asia Fund)}]October 1, 1997, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract[{, as amended, (Fidelity Canada Fund and Fidelity Europe Fund)}] shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [October 1, 1997 or the first day of the month following approval] ________________.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the {Toronto Stock Exchange 300 (Fidelity Canada Fund); Morgan Stanley Capital International Europe Index (Fidelity Europe Capital Appreciation Fund and Fidelity Europe Fund); Tokyo Stock Exchange Index (Fidelity Japan Fund); Morgan Stanley Capital International Combined Far East ex-Japan Free Index (Fidelity Southeast Asia Fund)} (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [F]fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average [Net]Group Assets	Annualized [Fee ] Rate[ (for each level)]
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
[Over - 534]	[.2500]
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum [P]performance [A]adjustment [R]rate is 0.20%.

The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998]20__ and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
and
FIDELITY INVESTMENT TRUST ON BEHALF OF {NAME OF EACH PORTFOLIO OMITTED}

[AGREEMENT]AMENDMENT made [{1st day of April, 1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); 14th day of September, 1995 (Fidelity China Region Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund); 18th day of November, 1993 (Fidelity Europe Capital Appreciation Fund, Fidelity Southeast Asia Fund); 16th day of July, 1992 (Fidelity Japan Fund); 18th day of March, 1993 (Fidelity Latin America Fund)}]___ day of ___, 200_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research Company (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated {April 1, 1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); September 14, 1995 (Fidelity China Region Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund); November 18, 1993 (Fidelity Europe Capital Appreciation Fund, Fidelity Southeast Asia Fund); July 16, 1992 (Fidelity Japan Fund); March 18, 1993 (Fidelity Latin America Fund)}, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [{1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); 1994 (Fidelity Europe Capital Appreciation Fund); 1996 (Fidelity China Region Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund); 1993 (Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund)}]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
and
FIDELITY INVESTMENT TRUST ON BEHALF OF {FIDELITY CANADA FUND/FIDELITY EMERGING MARKETS FUND/FIDELITY EUROPE CAPITAL APPRECIATION FUND/FIDELITY EUROPE FUND/FIDELITY JAPAN FUND/FIDELITY LATIN AMERICA FUND/FIDELITY PACIFIC BASIN FUND/FIDELITY SOUTHEAST ASIA FUND}

[AGREEMENT]AMENDMENT made this [{1st day of April, 1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); 18th day of November, 1993 (Fidelity Europe Capital Appreciation Fund); 16th day of July, 1992 (Fidelity Japan Fund); 18th day of March, 1993 (Fidelity Latin America Fund, Fidelity Southeast Asia Fund)}]___ day of ____, 200_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated {April 1, 1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); November 18, 1993 (Fidelity Europe Capital Appreciation Fund); July 16, 1992 (Fidelity Japan Fund); March 18, 1993 (Fidelity Latin America Fund, Fidelity Southeast Asia Fund)}, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of {the (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); the (Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund)} Portfolio, pursuant to which the Advisor [acts]is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [including securities issued in ]and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to [any]the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [{1992 (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund); 1994 (Fidelity Europe Capital Appreciation Fund); 1993 (Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund)}]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts{, without giving effect to the choice of laws provisions thereof (Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Pacific Basin Fund); , without giving effect to the choice of laws provisions thereof (Fidelity Latin America Fund, Fidelity Southeast Asia Fund)}.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
and
FIDELITY INVESTMENT TRUST ON BEHALF OF {FIDELITY CHINA REGION FUND/FIDELITY JAPAN SMALLER COMPANIES FUND/FIDELITY NORDIC FUND}

[AGREEMENT]AMENDMENT made this [14th]__ day of [September, 1995] ____, 200_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {Fidelity China Region Fund/Fidelity Japan Smaller Companies Fund/Fidelity Nordic Fund} (hereinafter called the "Portfolio").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated September 14, 1995, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor[e]; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1996]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio [, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY INVESTMENT TRUST ON BEHALF OF {NAME OF EACH PORTFOLIO OMITTED}

AGREEMENT [made ]AMENDED AND RESTATED as of this [1st]__ day of [August, 1999]_____, 200_ by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated August 1, 1999, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor [acts]is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, securities [including securities issued in and]and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub[-]-Advisor[, at its own expense] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to [any]the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 57% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 57% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

(c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 9

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

[AGREEMENT]AMENDMENT made this [1st]__ day of [July, 2000]___, 200_ by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated July 1, 2000, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Investment Trust,a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of [l]1934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $500 million	0.30%
$500 million - $1 billion	0.25%
over $1 billion	0.20%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY INVESTMENTS JAPAN LIMITED
and
FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this [1st]___ day of [July, 2000]____, 200_, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

 Required authorization and approval by shareholders and Trustees having been obtained, the Trust, on behalf of the Portfolio, the Advisor, and the Sub-Advisor hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated July 1, 2000, to a modification of said Agreement in the manner set forth below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Trust, the Advisor, and the Sub-Advisor, take effect on ________________.

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into a Management Contract with Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of {NAME OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), pursuant to which the Advisor has agreed to act as investment advisor to the Portfolio; and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust's Board of Trustees.

(c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor and the Sub-Advisor as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

Average Group Assets	Annualized Fee Rate (For Each Level)
$0 - $200 million	0.30%
$200 million - $500 million	0.25%
over $500 million	0.20%

, provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisor Agreement, or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Japan Sub-Advisor, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [2000]200_ and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio]subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 11

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY INVESTMENT TRUST: [FUND NAME]

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of [Fund Name] (the "Portfolio"), a series of shares of Fidelity Investment Trust (the "Fund").

2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

5. This Plan shall become effective upon the approval by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 200_ and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 12

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Growth
Advisor Dividend Growth:(g)
 Class A	11/30/99	$ 23.1	0.58%
 Class T	11/30/99	172.6	0.58
 Class B	11/30/99	145.7	0.58
 Class C	11/30/99	79.3	0.58
 Institutional Class	11/30/99	24.1	0.58
Advisor Equity Growth:(g)
 Class A	11/30/99	236.8	0.58
 Class T	11/30/99	6,598.6	0.58
 Class B	11/30/99	789.5	0.58
 Class C	11/30/99	221.9	0.58
 Institutional Class	11/30/99	1,262.1	0.58
Advisor Growth Opportunities:(g)
 Class A	11/30/99	526.9	0.43
 Class T	11/30/99	25,620.7	0.43
 Class B	11/30/99	1,976.6	0.43
 Class C	11/30/99	537.7	0.43
 Institutional Class	11/30/99	635.8	0.43
Advisor Large Cap:(g)
 Class A	11/30/99	11.8	0.58
 Class T	11/30/99	172.1	0.58
 Class B	11/30/99	72.7	0.58
 Class C	11/30/99	15.8	0.58
 Institutional Class	11/30/99	12.1	0.58
Advisor Mid Cap:(g)
 Class A	11/30/99	17.0	0.58
 Class T	11/30/99	424.8	0.58
 Class B	11/30/99	93.4	0.58
 Class C	11/30/99	22.2	0.58
 Institutional Class	11/30/99	42.9	0.58
Advisor Retirement Growth:(g)(x)
 Class A	11/30/99	1.8	0.58
 Class T	11/30/99	10.8	0.58
 Class B	11/30/99	6.0	0.58
 Class C	11/30/99	3.5	0.58
 Institutional Class	11/30/99	0.5	0.58
Advisor Small Cap:(g)
 Class A	11/30/99	33.4	0.73
 Class T	11/30/99	231.8	0.73
 Class B	11/30/99	95.2	0.73
 Class C	11/30/99	77.2	0.73
 Institutional Class	11/30/99	43.0	0.73
Advisor TechnoQuant Growth:(g)
 Class A	11/30/99	$ 3.2	0.58%
 Class T	11/30/99	15.1	0.58
 Class B	11/30/99	12.0	0.58
 Class C	11/30/99	0.9	0.58
 Institutional Class	11/30/99	1.1	0.58
Advisor Value Strategies:(g)
 Class A	11/30/99	5.0	0.35
 Class T	11/30/99	420.3	0.35
 Class B	11/30/99	94.0	0.35
 Initial Class	11/30/99	18.7	0.35
 Institutional Class	11/30/99	5.1	0.35
Aggressive Growth(g)	11/30/99	5,619.2	0.72
Growth Company(g)	11/30/99	13,628.6	0.51
New Millennium(g)	11/30/99	2,232.6	0.74
Retirement Growth(g)	11/30/99	5,370.5	0.43
Contrafund(g)	12/31/99	41,975.2	0.45
Trend(g)	12/31/99	1,274.3	0.37
Variable Insurance Products:
 Growth
 Initial Class	12/31/99	13,569.8	0.58
 Service Class	12/31/99	408.0	0.58
 Overseas(f)
 Initial Class	12/31/99	2,157.5	0.73
 Service Class	12/31/99	66.8	0.73
Variable Insurance Products II:
 Contrafund(g)
 Initial Class	12/31/99	7,517.9	0.58
 Service Class	12/31/99	356.3	0.58
Variable Insurance Products III:
 Growth Opportunities(g)
 Initial Class	12/31/99	1,604.2	0.58
 Service Class	12/31/99	244.4	0.58
 Mid Cap(g)(h)
 Initial Class	12/31/99	0.7	0.57
 Service Class	12/31/99	3.9	0.57
Select Portfolios:
 Air Transportation(g)	2/29/00	55.8	0.58
 Automotive(g)	2/29/00	23.2	0.57
 Banking(g)	2/29/00	701.0	0.58
 Biotechnology(g)	2/29/00	1,298.4	0.59
 Brokerage and Investment Management(g)	2/29/00	476.6	0.58
 Business Services and Outsourcing(g)	2/29/00	64.4	0.58
 Chemicals(g)	2/29/00	38.6	0.58
 Computers(g)	2/29/00	2,400.1	0.58
 Construction and Housing(g)	2/29/00	16.4	0.58
 Consumer Industries(g)	2/29/00	74.6	0.58
Select Portfolios: (continued)
 Cyclical Industries(g)	2/29/00	$ 6.5	0.15(z)%
 Defense and Aerospace(g)	2/29/00	35.0	0.58
 Developing Communications(g)	2/29/00	1,411.6	0.58
 Electronics(g)	2/29/00	4,649.2	0.58
 Energy(g)	2/29/00	207.4	0.58
 Energy Service(g)	2/29/00	685.1	0.58
 Environmental Services(g)	2/29/00	16.0	0.58
 Financial Services(g)	2/29/00	513.7	0.58
 Food and Agriculture(g)	2/29/00	151.1	0.58
 Gold(g)	2/29/00	190.2	0.58
 Health Care(g)	2/29/00	2,796.5	0.58
 Home Finance(g)	2/29/00	503.1	0.58
 Industrial Equipment(g)	2/29/00	35.3	0.58
 Industrial Materials(g)	2/29/00	22.6	0.59
 Insurance(g)	2/29/00	63.5	0.58
 Leisure(g)	2/29/00	401.0	0.58
 Medical Delivery(g)	2/29/00	63.3	0.58
 Medical Equipment and Systems(g)	2/29/00	39.4	0.58
 Multimedia(g)	2/29/00	211.4	0.58
 Natural Gas(g)	2/29/00	58.5	0.58
 Natural Resources(g)	2/29/00	17.0	0.58
 Paper and Forest Products(g)	2/29/00	21.2	0.58
 Retailing(g)	2/29/00	182.3	0.57
 Software and Computer Services(g)	2/29/00	881.6	0.58
 Technology(g)	2/29/00	2,949.5	0.59
 Telecommunications(g)	2/29/00	1,171.1	0.58
 Transportation(g)	2/29/00	20.9	0.58
 Utilities Growth(g)	2/29/00	600.1	0.58
 Magellan(g)	3/31/00	97,656.1	0.57
Large Cap Stock(g)	4/30/00	907.3	0.62
Mid Cap Stock(g)	4/30/00	2,334.8	0.61
Small Cap Retirement(e)(g)	4/30/00	1.1	0.00(d)(x)
Small Cap Stock(g)	4/30/00	639.6	0.86
Contrafund II(g)	6/30/00	1,224.7	0.65
Fidelity Fifty(g)	6/30/00	558.3	0.58
Advisor Focus Funds:
 Consumer Industries:(g)(x)
 Class A	7/31/00	3.4	0.58
 Class T	7/31/00	15.9	0.58
 Class B	7/31/00	9.5	0.58
 Class C	7/31/00	2.8	0.58
 Institutional Class	7/31/00	4.1	0.58
 Cyclical Industries:(g)(x)
 Class A	7/31/00	1.0	0.58
 Class T	7/31/00	3.4	0.58
 Class B	7/31/00	1.9	0.58
 Class C	7/31/00	0.9	0.58
 Institutional Class	7/31/00	2.4	0.58
Advisor Focus Funds: (continued)
 Financial Services:(g)
 Class A	7/31/00	$ 33.2	0.58%
 Class T	7/31/00	137.5	0.58
 Class B	7/31/00	109.7	0.58
 Class C	7/31/00	51.5	0.58
 Institutional Class	7/31/00	10.3	0.58
 Health Care:(g)
 Class A	7/31/00	81.3	0.58
 Class T	7/31/00	280.0	0.58
 Class B	7/31/00	281.5	0.58
 Class C	7/31/00	138.8	0.58
 Institutional Class	7/31/00	34.1	0.58
 Natural Resources:(g)
 Class A	7/31/00	8.4	0.58
 Class T	7/31/00	268.4	0.58
 Class B	7/31/00	49.3	0.58
 Class C	7/31/00	11.3	0.58
 Institutional Class	7/31/00	3.6	0.58
 Technology:(g)
 Class A	7/31/00	262.0	0.58
 Class T	7/31/00	895.1	0.58
 Class B	7/31/00	914.4	0.58
 Class C	7/31/00	300.5	0.58
 Institutional Class	7/31/00	58.7	0.58
 Utilities Growth:(g)
 Class A	7/31/00	37.5	0.58
 Class T	7/31/00	144.1	0.58
 Class B	7/31/00	155.3	0.58
 Class C	7/31/00	65.9	0.58
 Institutional Class	7/31/00	13.7	0.58
Blue Chip Growth(g)	7/31/00	27,139.5	0.64
Dividend Growth(g)	7/31/00	11,663.1	0.54
Low-Priced Stock(g)	7/31/00	6,505.6	0.53
OTC Portfolio(g)	7/31/00	11,602.6	0.53
Export and Multinational Fund(g)	8/31/00	487.9	0.58
Destiny I:(g)
 Class O	9/30/00	6,665.6	0.25
 Class N	9/30/00	1.3	0.25
Destiny II:(g)
 Class O	9/30/00	6,071.6	0.55
 Class N	9/30/00	9.1	0.55
Advisor Diversified International:(f)
 Class A	10/31/00	16.7	0.72
 Class T	10/31/00	101.7	0.72
 Class B	10/31/00	31.7	0.72
 Class C	10/31/00	25.7	0.72
 Institutional Class	10/31/00	13.2	0.72
Advisor Emerging Asia:(f)
 Class A	10/31/00	$ 51.2	0.73%
 Class T	10/31/00	7.6	0.73
 Class B	10/31/00	4.2	0.73
 Class C	10/31/00	2.5	0.73
 Institutional Class	10/31/00	4.4	0.73
Advisor Europe Capital Appreciation:(f)(x)
 Class A	10/31/00	3.7	0.72
 Class T	10/31/00	14.8	0.72
 Class B	10/31/00	7.1	0.72
 Class C	10/31/00	6.3	0.72
 Institutional Class	10/31/00	1.2	0.72
Advisor Global Equity:(f)(x)
 Class A	10/31/00	3.9	0.73
 Class T	10/31/00	5.6	0.73
 Class B	10/31/00	4.1	0.73
 Class C	10/31/00	4.3	0.73
 Institutional Class	10/31/00	1.3	0.73
Advisor International Capital Appreciation:(f)
 Class A	10/31/00	13.7	0.72
 Class T	10/31/00	145.5	0.72
 Class B	10/31/00	43.6	0.72
 Class C	10/31/00	35.4	0.72
 Institutional Class	10/31/00	11.2	0.72
Advisor Japan:(f)
 Class A	10/31/00	18.6	0.73
 Class T	10/31/00	44.7	0.73
 Class B	10/31/00	38.5	0.73
 Class C	10/31/00	36.8	0.73
 Institutional Class	10/31/00	4.1	0.73
Advisor Korea:(f)(x)
 Class A	10/31/00	21.3	0.83(d)
 Class T	10/31/00	0.2	0.83(d)
 Class B	10/31/00	0.1	0.83(d)
 Class C	10/31/00	0.1	0.83(d)
 Institutional Class	10/31/00	0.5	0.83(d)
Advisor Latin America:(f)(x)
 Class A	10/31/00	1.0	0.72
 Class T	10/31/00	2.1	0.72
 Class B	10/31/00	1.8	0.72
 Class C	10/31/00	1.2	0.72
 Institutional Class	10/31/00	0.6	0.72
Advisor Overseas:(f)
 Class A	10/31/00	38.2	0.84
 Class T	10/31/00	1,753.1	0.84
 Class B	10/31/00	122.7	0.84
 Class C	10/31/00	61.7	0.84
 Institutional Class	10/31/00	103.6	0.84
Aggressive International(f)	10/31/00	$ 679.3	0.85%
Canada(f)	10/31/00	92.8	0.59
Capital Appreciation(g)	10/31/00	3,543.7	0.63
Disciplined Equity(g)	10/31/00	3,954.5	0.58
Diversified International (f)	10/31/00	5,596.1	0.82
Emerging Markets(f)	10/31/00	477.9	0.73
Europe(f)(h)	10/31/00	1,510.7	0.73
Europe Capital Appreciation(f)	10/31/00	760.3	0.74
China Region(f)(h)	10/31/00	234.2	0.73
Japan(f)(h)	10/31/00	910.9	0.83
Japan Small Companies(f)	10/31/00	1,261.6	0.73
Latin America(f)	10/31/00	363.6	0.73
Nordic(f)	10/31/00	215.2	0.72
Overseas(f)	10/31/00	5,330.4	0.87
Pacific Basin(f)	10/31/00	758.6	0.83
Small Cap Selector(g)	10/31/00	654.3	0.52
Southeast Asia(f)	10/31/00	440.7	0.88
Stock Selector(g)	10/31/00	1,684.5	0.38
Tax Managed Stock(g)	10/31/00	87.7	0.57
TechnoQuant Growth(g)	10/31/00	66.2	0.55
Value(g)	10/31/00	3,718.1	0.25
Worldwide(f)	10/31/00	1,072.9	0.73

(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity International Investment Advisors (FIIA), with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

Fidelity and Magellan are registered trademarks of FMR Corp.

CUSIP# 315910851/FUND# 351

ITA-PXS-1200	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP# 315910307/FUND# 309
1.749414.100		CUSIP# 315910778/FUND# 352
		CUSIP# 315910869/FUND# 322
		CUSIP# 316343300/FUND# 301
		CUSIP# 315910828/FUND# 341
		CUSIP# 315910885/FUND# 350
		CUSIP# 315910760/FUND# 360
		CUSIP# 315910844/FUND# 349
		CUSIP# 315910752/FUND# 342
		CUSIP# 316343201/FUND# 302

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY CANADA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Canada Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910307/fund# 309

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
15. To change the fund's policies concerning diversification.	(_)	(_)	(_) 15.
16. To change the fund's policy concerning industry concentration.	(_)	(_)	(_) 16.
18. To eliminate a fundamental investment policy and modify a related non-fundamental policy of the fund.	(_)	(_)	(_) 18.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

CAN-PXC-1200	cusip# 315910307/fund# 309

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY CHINA REGION FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity China Region Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910778/fund# 352

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
17. To change the fund's policy concerning industry concentration.	(_)	(_)	(_) 17.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

HKC-PXC-1200	cusip# 315910778/fund# 352

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY EMERGING MARKETS FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Emerging Markets Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910869/fund# 322

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
12. To change the fund's policies concerning diversification.	(_)	(_)	(_) 12.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

EMF-PXC-1200	cusip# 315910869/fund# 322

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY EUROPE FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Europe Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316343300/fund# 301

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
19. To eliminate a fundamental investment policy and modify a related non-fundamental policy of the fund.	(_)	(_)	(_) 19.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

EUR-PXC-1200	cusip# 316343300/fund# 301

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY EUROPE CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Europe Capital Appreciation Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910828/fund# 341

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

ECA-PXC-1200	cusip# 315910828/fund# 341

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY JAPAN FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Japan Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910885/fund# 350

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

JPN-PXC-1200	cusip# 315910885/fund# 350

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY JAPAN SMALLER COMPANIES FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Japan Smaller Companies Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910760/fund# 360

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

JSC-PXC-1200	cusip# 315910760/fund# 360

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Latin America Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910844/fund# 349

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
13. To change the fund's policies concerning diversification.	(_)	(_)	(_) 13.
20. To modify the fund's fundamental investment objective.	(_)	(_)	(_) 20.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

LAF-PXC-1200	cusip# 315910844/fund# 349

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY NORDIC FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Nordic Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910752/fund# 342

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

NOR-PXC-1200	cusip# 315910752/fund# 342

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY PACIFIC BASIN FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Pacific Basin Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 316343201/fund# 302

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, and William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
4. To approve an amended management contract, including a change in performance adjustment benchmark, for the fund.	(_)	(_)	(_) 4.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
21. To eliminate a fundamental investment policy and modify a related non-fundamental policy of the fund.	(_)	(_)	(_) 21.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

PAF-PXC-1200	cusip# 316343201/fund# 302

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save your fund
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

FIDELITY INVESTMENT TRUST: FIDELITY SOUTHEAST ASIA FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Southeast Asia Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 14, 2001 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 315910851/fund# 351

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

	FOR	AGAINST	ABSTAIN
1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.	(_)	(_)	(_) 1.

2. To elect the fourteen nominees specified below as Trustees:

J. Michael Cook, Ralph F. Cox, Phyllis Burke Davis, Robert M. Gates, Abigail P. Johnson, Edward C. Johnson 3d, Donald J. Kirk, Marie L. Knowles, Ned C. Lautenbach, Peter S. Lynch, William O. McCoy, Marvin L. Mann, Robert C. Pozen, William S. Stavropoulos

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 2.
	FOR	AGAINST	ABSTAIN
3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 3.
5. To approve an amended management contract for the fund.	(_)	(_)	(_) 5.
6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.	(_)	(_)	(_) 6.
7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.	(_)	(_)	(_) 7.
8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for the fund.	(_)	(_)	(_) 8.
9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited for the fund.	(_)	(_)	(_) 9.
10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited for the fund.	(_)	(_)	(_) 10.
11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.	(_)	(_)	(_) 11.
14. To change the fund's policies concerning diversification.	(_)	(_)	(_) 14.
22. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 22.

SEA-PXC-1200	cusip# 315910851/fund# 351

(photo_of_Edward_C_Johnson_3d)

IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on February 14, 2001. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals, as well as the materials for voting by mail and instructions for voting by touch-tone telephone.

Please read the enclosed materials and cast your vote either on the proxy card(s) or by touch-tone telephone. Please vote promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

On what proposals am I being asked to vote?

You are being asked to vote on the following proposals:

1. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

2. To elect a Board of Trustees.

3. To ratify the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountants of the funds.

4. To approve an amended management contract, including a change in performance adjustment benchmark, for Fidelity Pacific Basin Fund.

5. To approve an amended management contract for each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each fund.

7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for each fund.

8. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for each fund.

9. To approve an amended sub-advisory agreement between FIIA and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for each fund.

10. To approve an amended sub-advisory agreement between FIIA and Fidelity Investments Japan Limited (FIJ) for Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin, and Fidelity Southeast Asia Fund.

11. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each fund.

12. To change Fidelity Emerging Markets Fund's policies concerning diversification.

13. To change Fidelity Latin American Fund's policies concerning diversification.

14. To change Fidelity Southeast Asia Fund's policies concerning diversification.

15. To change Fidelity Canada Fund's policies concerning diversification.

16. To change Fidelity Canada Fund's policy concerning industry concentration.

17. To change Fidelity China Region Fund's policy concerning industry concentration.

18. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.

19. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.

20. To modify Fidelity Latin America Fund's fundamental investment objective.

21. To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.

22. To amend each fund's fundamental investment limitation concerning underwriting.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 1)

The proposal asks shareholders to approve an increase in the number of trustees from 12 to 14. This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of Fidelity Funds. Additionally, the proposal asks shareholders to adopt a more modern form of the Declaration of Trust (i.e., the fund's charter). The more modern charter is Fidelity's new standard for its funds. It gives the Trustees more flexibility and broader authority to act, including greater authority to amend the charter in the future without a shareholder vote.

What role does the Board play? (Proposal 2)

The Trustees oversee the investment policies of each fund. Members of the Board are experienced executives who have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities and fees, and review the fund's contracts with Fidelity and other service providers. If Proposal 1 is approved, the fourteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 1 is not approved, those twelve nominees (not including Ms. Johnson and Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are we voting on the independent accountants and what is their role? (Proposal 3)

As part of the normal agenda of shareholder meetings, shareholders are asked to vote on the independent accountants any time the Trustees are elected. The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

Why is Fidelity Pacific Basin Fund proposing an amended management contract, including a change in performance adjustment benchmark? (Proposal 4)

The amended management contract modifies two aspects of the management fee that FMR receives from the fund for managing its investments and business affairs, and one other provision of the fund's existing management contract with FMR. The amended contract would (1) reduce the Group Fee Rate schedule, (2) change the index used to calculate the fund's Performance Adjustment from the Current Index to the Morgan Stanley Capital International All-Country Pacific Free Index, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The proposed change in the Performance Adjustment index will not directly affect the fund's investment policies, which permit FMR to use a variety of strategies in managing the fund. However, it will change the benchmark used to determine a portion of FMR's management fee. The proposed index is broader in scope than the current index and is more representative of the fund's possible investment universe. Please refer to the proxy statement for specific details.

Why are amended management contracts being proposed for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Southeast Asia Fund? (Proposal 5)

For Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund, the Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. For Fidelity Canada Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Southeast Asia Fund, the Amended Contract modifies one aspect of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, the Amended Contract for each fund allows FMR and the trust, on behalf of the funds, to modify the management contract subject to the requirements of the 1940 Act.

Why are the funds proposing an amended sub-advisory agreement with FMR U.K. for each fund? (Proposal 6)

Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe.

Why are the funds proposing an amended sub-advisory agreement with FMR Far East for each fund? (Proposal 7)

Each fund's amended sub-advisory agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East.

Why are the funds proposing an amended sub-advisory agreement with FIIA for each fund? (Proposal 8)

Each fund's amended sub-advisory agreement would allow FMR, FIIA, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan).

Why are the funds proposing an amended sub-advisory agreement between FIIA and FIIA (U.K.)L for each fund? (Proposal 9)

Each fund's amended sub-advisory agreement would allow FIIA, FIIA(U.K.)L, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIIA(U.K.)L acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIIA(U.K.)L provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the U.K. and Europe.

Why are Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund proposing an amended sub-advisory agreement between FIIA and FIJ? (Proposal 10)

Each fund's amended sub-advisory agreement would allow FIIA, FIJ, and the trust, on behalf of the fund, to allow future modifications of the contract without a shareholder vote, subject to the requirements of the 1940 Act. Under each fund's present agreement, FIJ acts as an investment consultant to FIIA and FIIA supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East, principally Japan and other parts of Asia.

Why are the funds proposing a distribution and service plan pursuant to Rule 12b-1? (Proposal 11)

Rule 12b-1 promulgated by the SEC under the 1940 Act provides that an investment company (e.g. a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution." A copy of the Plan is attached to the proxy statement as Exhibit 11.

Why are Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, and Fidelity Canada Fund proposing to change their policies concerning diversification? (Proposals 12, 13, 14, 15)

The primary purpose of these proposals is to give the funds greater flexibility to invest over 5% of their assets in a larger number of issuers, in particular, issuers in the industry or industries dominant in the local markets. This flexibility will allow the funds, when appropriate, to match or overweight positions relative to their respective benchmark indexes. We hope this will enable the funds to further take advantage of market opportunities within specific industries in their increasingly concentrated respective markets.

Why does Fidelity Canada Fund propose to change the fundamental investment limitation concerning industry concentration to permit the fund to invest up to 35% of its total assets in certain industries? (Proposal 16)

The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Canadian market as represented by an index determined by FMR to be an appropriate measure of the Canadian market. FMR recommended this change to the Board of Trustees in recognition of the fact that the Canadian market tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Canadian benchmarks, or to overweight specific industries relative to the local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions. Please see the proxy statement for more details on this proposal.

Why does the Fidelity China Region Fund propose to change its fundamental investment limitation concerning industry concentration? (Proposal 17)

This proposal makes one change from the current policy. It would include Taiwan as well as Hong Kong and China in the industry concentration policy. The proposed policy would permit the fund to invest up to 35% of total assets in any industry that made up more than 20% of the Hong Kong, Taiwanese, and Chinese market as represented by an index determined by FMR to be an appropriate measure of the Hong Kong, Taiwanese, and Chinese market. FMR recommended this change to the Board of Trustees in recognition of the fact that the Hong Kong, Taiwanese, and Chinese market, like the Hong Kong and Chinese market, tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the fund to keep pace with Hong Kong, Taiwanese, and Chinese benchmarks, or to overweight specific industries relative to the local benchmarks, without investing more than 25% of total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the fund flexibility to overweight or underweight industries in the Hong Kong, Taiwanese, and Chinese market relative to the local market benchmarks and give the fund greater flexibility to respond to changing market conditions and would align the fund's concentration policy with its name test policy by including Taiwan.

Why do Fidelity Canada Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund propose to eliminate a fundamental investment policy and modify a related non-fundamental policy in each fund? (Proposals 18, 19 and 21)

Eliminating the non-fundamental policy and modifying the related non-fundamental policy of each fund will allow the funds to more clearly communicate their investment objectives and strategies to shareholders by standardizing investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. Making these changes will have no material effect on the way the funds are managed. Please see the proxy statement for more details on these proposals.

Why does Fidelity Latin America Fund propose to modify its fundamental investment objective? (Proposal 20)

The proposed modification is intended to describe the fund's investment approach more clearly, and to standardize investment disclosure across funds with similar investment disciplines. Please see the proxy statement for more details.

Why are the funds proposing to amend their fundamental investment limitations concerning underwriting? (Proposal 22)

The proposed amendments to each fund's fundamental underwriting limitation clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

Has the fund's Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is December 18, 2000.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

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